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PROSPECTUS                                             MAY 1, 1995
                                              As Revised, February 13, 1996

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                         THE INFINITY MUTUAL FUNDS, INC.
                                 ValueStar Funds

                            CAPITAL GROWTH PORTFOLIO
                   SHORT-INTERMEDIATE DURATION BOND PORTFOLIO
                         INVESTMENT GRADE BOND PORTFOLIO
                       TENNESSEE TAX EXEMPT BOND PORTFOLIO
                                 Investor Shares


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          The Infinity Mutual Funds, Inc. (the "Fund") is an open-end, management investment company, known as a series fund. By this Prospectus, the Fund is offering Investor Shares of four of its ValueStar Funds (the "Portfolios"), each with a different investment objective:



          The CAPITAL GROWTH PORTFOLIO seeks to provide investors with capital growth. This Portfolio will invest primarily in the equity securities of domestic issuers.


          The SHORT-INTERMEDIATE DURATION BOND PORTFOLIO seeks to provide investors with current income without assuming undue risk. This Portfolio will invest primarily in investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. Under normal market conditions, the Short-Intermediate Duration Bond Portfolio will invest in a portfolio of securities that has a duration of under four years.


          The INVESTMENT GRADE BOND PORTFOLIO seeks to provide investors with current income without assuming undue risk. This Portfolio will invest primarily in investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. Under normal market conditions, the Investment Grade Bond Portfolio will invest in a portfolio of securities, except when maintaining a temporary defensive position, that has a duration of 50% to 150% of that of the Merrill Lynch Corporate Government Master Index.


          The TENNESSEE TAX EXEMPT BOND PORTFOLIO seeks to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk. This Portfolio will invest primarily in investment grade Tennessee Municipal Obligations without regard to maturity.

          Each Portfolio's investment adviser is First American National Bank (the "Adviser").

          Concord Holding Corporation (the "Administrator") serves as each Portfolio's administrator.

          Concord Financial Group, Inc. (the "Distributor"), a wholly-owned subsidiary of the Administrator, serves as distributor of each Portfolio's shares.

          Investor Shares are subject to a sales charge imposed at the time of purchase and bear certain costs of distribution pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940.

          Portfolio shares are not deposits or obligations of, or endorsed or guaranteed by, the Adviser or any other bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Portfolio shares involve certain risks, including the possible loss of principal. Each Portfolio's share price and investment return fluctuate and are not guaranteed.


                              ---------------------

          This Prospectus sets forth concisely information about the Fund and the Portfolios that an investor should know before investing. It should be read and retained for future reference.

          The Statement of Additional Information, dated May 1, 1995, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or call 1-800-852-0045.


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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

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                                TABLE OF CONTENTS
                                                                      Page


                Fee Table . . . . . . . . . . . . . . . . . . . .       4
                Financial Highlights  . . . . . . . . . . . . . .       5
                Description of the Portfolios . . . . . . . . . .       7
                Management of the Portfolios  . . . . . . . . . .      19
                How to Buy Shares . . . . . . . . . . . . . . . .      22
                How to Redeem Shares  . . . . . . . . . . . . . .      26
                Shareholder Privileges  . . . . . . . . . . . . .      29
                Dividends, Distributions and Taxes  . . . . . . .      33
                Performance Information . . . . . . . . . . . . .      36
                General Information.  . . . . . . . . . . . . . .      38
                Appendix  . . . . . . . . . . . . . . . . . . . .     A-1

        ------------------------------------------------------------------


          Distributed by:               Investment Adviser:
          Concord Financial Group,      First American National
          Inc.                          Bank
          3435 Stelzer Road             315 Deaderick Street
          Columbus, Ohio 43219-3035     Nashville, Tennessee
                                        37237

            For information about opening an account and other
                    Fund services call:  (800) 852-0045
           For voice recorded price and yield information call:
                              (800) 852-0045
            To execute purchases, redemptions and exchanges and
          for information about the status of your account call:
                              (800) 852-0045



                                                                    FEE TABLE*

                                                                  Short-Intermediate                          Tennessee
                                              Capital             Duration              Investment Grade      Tax Exempt
                                              Growth Portfolio    Bond Portfolio        Bond Portfolio        Bond Portfolio
                                              -----------------   -------------------   ----------------      --------------
                                              Trust   Investor    Trust    Investor     Trust   Investor      Trust     Investor
                                              Shares  Shares      Shares   Shares       Shares  Shares        Shares    Shares
                                              ------  ------      ------   --------     ------  --------      ------    -------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed
  on Purchases (as a percentage
  of offering price) . . . . . . . .          None    3.0%        None     3.0%         None    3.0%          None      3.0%
Annual Operating Expenses
  (as a percentage of average
  daily net assets)
  Management Fees (after
    expense reimbursement) . . . . .           .65%   .65%        .37%     .37%         .50%    .50%          .42%      .42%
  12b-1 Fees (after expense
    reimbursement) . . . . . . . . .          None    .00%        None     .00%         None    .00%          None      .00%
  Other Expenses (after expense
    reimbursement) . . . . . . . . .          .52%    .52%        .46%     .46%         .51%    .51%          .40%      .40%
  Total Portfolio Operating
    Expenses (after expense
     reimbursement)**. . . . . . . .          1.17%   1.17%       .83%     .83%         1.01%   1.01%         .82%      .82%

Example:
  An investor would pay the
  following expenses on a $1,000
  investment, assuming (1) 5%
  annual return and (2) redemption
  at the end of each time period:


                   1 Year   . . . . . . .     $12     $42         $8       $38          $10     $40           $8        $38
                   3 Years  . . . . . . .     $37     $66         $26      $55          $32     $61           $26       $55




________________________

* Only Investor Shares are offered by this Prospectus. Trust Shares are offered pursuant to a separate prospectus; if an investor is eligible and desires to purchase Trust Shares, the investor must obtain and should review a copy of the current prospectus for Trust Shares. As of the date of this Prospectus, Trust Shares have not been offered.

** Certain Service Organizations (as defined below) and other institutions also may charge their clients direct fees for effecting transactions in Portfolio shares and the Adviser, its affiliates and certain other institutions may charge customary account and account transaction fees, which are not Fund related, with respect to accounts through which or for which Portfolio shares are purchased or redeemed; such fees are not reflected in the foregoing table.

--------------------------------------------------------------------------------
          The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, each Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.
--------------------------------------------------------------------------------


          The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Portfolios and investors, the payment of which will reduce investors' annual return. Other Expenses are based on estimated amounts for the current fiscal year. Long-term investors in Investor Shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. For a further description of the various costs and expenses incurred in a Portfolio's operation, as well as expense reimbursement or waiver arrangements, see "Management of the Portfolios." The expenses noted above, without reimbursement, would be:





                  Capital Growth   Short-Intermediate                       Tennessee
                                     Duration Bond      Investment Grade    Tax Exempt
                  Portfolio            Portfolio        Bond Portfolio      Bond Portfolio
                  ---------------- -------------------- -----------------   --------------------
                  Trust   Investor  Trust      Investor  Trust    Investor   Trust       Investor
                  Shares  Shares    Shares     Shares    Shares   Shares     Shares      Shares
                  ------  ------    ------     --------  ------   --------   ------      --------

 Management Fees  .65%    .65%       .50%       .50%      .50%     .50%        .50%        .50%

 12b-1 Fees  . .  None    .25%       None       .25%      None     .25%        None        .25%

 Other Expenses    .52%    .52%      .53%       .53%     .51%     .51%         .43%        .43%

 Total Portfolio
 Operating
 Expenses  . . .  1.17%   1.42%     1.03%      1.28%     1.01%    1.26%        .93%       1.18%



                            FINANCIAL HIGHLIGHTS

          Contained below for the Short-Intermediate Duration Bond
Portfolio and Tennessee Tax Exempt Bond Portfolio is per share operating performance data for an Investor Share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from March 28, 1994 (commencement of operations) through December 31, 1994. The information in the tables has been audited by KPMG Peat Marwick LLP, the Portfolios' independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request. No financial information is available for the Capital Growth Portfolio or Investment Grade Bond Portfolio, which had not commenced operations as of the date of this Prospectus.


              VALUESTAR SHORT-INTERMEDIATE DURATION BOND PORTFOLIO

                                                                    Period Ended
                                                                    December 31,
                                                                        1994*
                                                                    ------------

Net asset value, beginning of period  . . . . . . . . . . . . . . .    $ 10.00
                                                                       -------
Income from investment operations:
  Net investment income . . . . . . . . . . . . . . . . . . . . . .       0.38
  Net realized and unrealized loss on securities transactions . . .      (0.34)
                                                                        ------
  Total income from investment operations . . . . . . . . . . . . .       0.04

Dividends from net investment income  . . . . . . . . . . . . . . .      (0.38)
                                                                        ------
Net change in net asset value . . . . . . . . . . . . . . . . . . .      (0.34)
                                                                        ------
Net asset value, end of period  . . . . . . . . . . . . . . . . . .     $ 9.66
                                                                        ======
Total return  . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.42%+

Ratios/supplemental data:
  Net assets, end of period (000s)  . . . . . . . . . . . . . . . .   $93,189
  Ratio of expenses to average net assets** . . . . . . . . . . . .      0.83%++
  Ratio of net investment income to average net assets**  . . . . .      5.27%++
  Portfolio turnover  . . . . . . . . . . . . . . . . . . . . . . .         6%

____________________
* For the period March 28, 1994 (commencement of operations) through December 31, 1994.
** Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.45% (annualized).
+ The total return figure listed does not include the effect of the maximum 3.00% sales charge and is not annualized.
++   Annualized.
                                          -6-





                        VALUESTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO

                                                                    Period Ended
                                                                    December 31,
                                                                        1994*
                                                                    ------------

Net asset value, beginning of period  . . . . . . . . . . . . . . .    $ 10.00
                                                                       -------
Income from investment operations:
  Net investment income . . . . . . . . . . . . . . . . . . . . . .       0.34
  Net realized and unrealized loss on securities transactions . . .      (0.60)
                                                                        ------
  Total income from investment operations . . . . . . . . . . . .        (0.26)

Dividends from net investment operations  . . . . . . . . . . . . .      (0.34)
                                                                        ------
Net change in net asset value . . . . . . . . . . . . . . . . . . .      (0.60)
                                                                        ------
Net asset value, end of period  . . . . . . . . . . . . . . . . . .     $ 9.40
                                                                        ======
Total return  . . . . . . . . . . . . . . . . . . . . . . . . . . .     (2.63)%+

Ratios/supplemental data:
  Net assets, end of period (000s)  . . . . . . . . . . . . . . . .   $86,127
  Ratio of expenses to average net assets** . . . . . . . . . . . .      0.82%++
  Ratio of net investment income to average net assets**  . . . . .      4.61%++
  Portfolio turnover  . . . . . . . . . . . . . . . . . . . . . . .        41%

____________________
* For the period March 28, 1994 (commencement of operations) through December 31, 1994.
** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.36% (annualized).
+ The total return figure listed does not reflect the effect of the maximum 3.00% sales charge and is not annualized.
++   Annualized.



          Further information about performance is contained in the Portfolios' annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.



                          DESCRIPTION OF THE PORTFOLIOS

General


          The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio for many purposes is treated as a separate entity under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, Investor Shares of four of the Fund's ValueStar Portfolios are being offered--Capital Growth Portfolio, Short-Intermediate Duration Bond Portfolio, Investment Grade Bond Portfolio and Tennessee Tax Exempt Bond Portfolio, each of which is non-diversified. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

Investment Objectives

          Each Portfolio's investment objective is set forth on the cover page of this Prospectus. The differences in objectives and policies among the Portfolios determine the types of securities in which each Portfolio invests and can be expected to affect the degree of risk to which each Portfolio is subject and each Portfolio's yield or return. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. There can be no assurance that each Portfolio's investment objective will be achieved.


Management Policies

Capital Growth Portfolio--The Capital Growth Portfolio will invest primarily in the equity securities of domestic issuers. The equity securities in which the Capital Growth Portfolio may invest consist of common stocks, preferred stocks and convertible securities, including those in the form of American Depositary Receipts and Standard & Poor's Depositary Receipts, as well as warrants to purchase such securities. The Capital Growth Portfolio, under normal circumstances, will invest primarily in securities of companies with relatively large capitalizations (generally greater than $500 million) that the Adviser believes offer opportunities for capital appreciation and growth of earnings. The Portfolio also may invest in debt securities of domestic and foreign issuers when the Adviser believes that such securities offer opportunities on capital growth. See "Appendix--Portfolio Securities." The Portfolio may invest up to 10% of the value of its total assets in foreign securities which are not publicly traded in the United States.

          At least 65% of the value of the Capital Growth Portfolio's total assets invested in debt securities must consist of debt securities which are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by the Adviser. The remainder of such assets may be invested in debt securities which are rated no lower than Ba by Moody's and BB by S&P, Fitch and Duff or, if unrated, deemed to be of comparable quality by the Adviser. Debt securities rated Ba by Moody's and BB by S&P, Fitch and Duff are considered speculative grade debt and the payment of principal and interest may be affected at any time by adverse economic changes. See "Risk Factors--Lower Rated Securities" below, and "Appendix" in the Statement of Additional Information.

          The Capital Growth Portfolio may invest, in anticipation of otherwise investing cash positions, in money market instruments of the type described under "Appendix--Portfolio Securities--Money Market Instruments." Under normal market conditions the Portfolio does not expect to have a substantial portion of its assets invested in money market instruments. However, when the Adviser determines that adverse market conditions exist, the Capital Growth Portfolio may adopt a temporary defensive posture and invest entirely in money market instruments.

          The Capital Growth Portfolio also may engage in various investment techniques such as options and futures transactions and lending portfolio securities, each of which involves risk. For a discussion of these investment techniques and their related risks, see "Risk Factors" below, and "Appendix-- Investment Techniques." The Capital Growth Portfolio also may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Capital Growth Portfolio invests.


Short-Intermediate Duration Bond Portfolio--The Short-Intermediate Duration Bond Portfolio invests at least 65% of the value of its total assets (except when maintaining a temporary defensive position) in bonds, debentures and other debt instruments. The Portfolio invests in a broad range of investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. These debt securities include bonds, debentures, notes, money market instruments (including foreign bank obligations, such as time deposits, certificates of deposit and bankers' acceptances, commercial paper and other short-term corporate debt obligations, and repurchase agreements), mortgage-related securities (including interest-only and principal-only stripped mortgage-backed securities), asset-backed securities, municipal obligations and convertible debt obligations. The issuers may include foreign corporations, partnerships, trusts or similar entities, and governments or their political subdivisions, agencies or instrumentalities. Under normal market conditions, the Short-Intermediate Duration Bond Portfolio will invest in a portfolio of securities that has a duration of under four years.

          The maturity of any single instrument held by the Short-Intermediate Duration Bond Portfolio is not limited. The duration of the Portfolio, however, under normal circumstances, will not exceed four years. The Adviser will seek to maintain a duration ranging between one year and four years depending upon market conditions. Under normal circumstances, the dollar-weighted average life of the Portfolio's investment securities will be longer than one year and less than five years. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates.

Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Short-Intermediate Duration Bond Portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration.


     The securities in which the Short-Intermediate Duration Bond Portfolio will invest will consist only of those which, at the time of purchase, are rated no lower than Baa by Moody's or BBB by S&P, Fitch or Duff, or, if unrated, deemed to be of comparable quality by the Adviser. Obligations rated BBB by S&P and Fitch and Baa by Moody's are considered investment grade obligations; those rated BBB by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. See "Risk Factors--Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information.


          When management believes it advisable for temporary defensive purposes, the Portfolio may invest in the U.S. dollar denominated money market instruments of the type described under "Appendix--Portfolio Securities--Money Market Instruments."

          The Short-Intermediate Duration Bond Portfolio also may lend securities from its portfolio as described under "Appendix--Investment Techniques--Lending Portfolio Securities." The Short-Intermediate Duration Bond Portfolio also may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Short-Intermediate Duration Bond Portfolio invests.

Investment Grade Bond Portfolio--The Investment Grade Bond Portfolio's management policies are identical to those of the Short-Intermediate Duration Bond Portfolio, except that, under normal market conditions, the Investment Grade Bond Portfolio will invest in a portfolio of securities that has a duration of 50% to 150% of that of the Merrill Lynch Corporate Government Master Index.

          The Merrill Lynch Corporate Government Master Index is comprised of government and investment grade corporate fixed-rate coupon-bearing securities with an outstanding par value of $25 million or more, with maturities equal to or greater than one year. As of January 31, 1996, the securities comprising the Merrill Lynch Corporate Government Master Index had a duration of approximately
5.65 years.



Tennessee Tax Exempt Bond Portfolio--The Tennessee Tax Exempt Bond Portfolio will invest, as a fundamental policy, at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations and at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt securities. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in debt securities of the State of Tennessee, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and Tennessee personal income taxes (collectively, "Tennessee Municipal Obligations"). The remainder of the Portfolio's assets may be invested in securities that are not Tennessee Municipal Obligations and therefore may be subject to Tennessee income tax. See "Risk Factors--Investing in Tennessee Municipal Obligations" below, and "Dividends, Distributions and Taxes." The Portfolio intends to invest in such securities when their return to investors, taking into account applicable Tennessee income taxes, would be greater than comparably rated Tennessee Municipal Obligations. In addition, to the extent acceptable Tennessee Municipal Obligations are at any time unavailable for investment by the Portfolio, the Portfolio will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations"). See "Risk Factors--Investing in Municipal Obligations" below, and "Appendix--Portfolio Securities--Municipal Obligations."


          The average dollar-weighted credit rating of the Municipal Obligations held by the Tennessee Tax Exempt Bond Portfolio will be at least A- by Moody's, S&P or Fitch. To further limit risk, each Municipal Obligation in which the Portfolio may invest must be rated, in the case of bonds, at least Baa by Moody's or at least BBB by S&P or Fitch. The Portfolio may invest in short-term Municipal Obligations which are rated in the two highest rating categories by Moody's, S&P or Fitch. Municipal Obligations rated Baa by Moody's or BBB by S&P or Fitch are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. The average dollar-weighted portfolio credit rating will be measured on the basis of the dollar value of the Municipal Obligations purchased and their credit rating without reference to rating subcategories. The Tennessee Tax Exempt Bond Portfolio will not invest in Municipal Obligations that are unrated and no more than 5% of its total assets will consist of Municipal Obligations which, after purchase by the Portfolio, have become unrated. See "Risk Factors--Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information.


          The Tennessee Tax Exempt Bond Portfolio may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Portfolio may be subject to greater risk as compared to a fund that does not follow this practice.

          The Portfolio may invest no more than 10% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The Tennessee Tax Exempt Bond Portfolio will invest no more than 10% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. The Tennessee Tax Exempt Bond Portfolio will invest in the aggregate, except for temporary defensive purposes, no more than 20% of the value of its net assets in securities subject to Federal income tax.

          The Tennessee Tax Exempt Bond Portfolio may purchase tender option bonds and similar securities. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate, that has been coupled with the agreement of a third party which grants the security holder the option, at periodic intervals, to tender the Municipal Obligation to the third party and receive the face value thereof. See "Appendix--Portfolio Securities--Tender Option Bonds."


          From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Portfolio's net assets) or for temporary defensive purposes, the Portfolio may invest in taxable money market instruments having, at the time of purchase, a quality rating in the two highest grades of Moody's, S&P or Fitch or, if unrated, deemed to be of comparable quality by the Adviser. Dividends paid by the Portfolio that are attributable to income earned by it from these securities will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Portfolio's net assets be invested in taxable money market instruments and Municipal Obligations the interest from which gives rise to a preference for the purpose of the alternative minimum tax. When the Portfolio has adopted a temporary defensive position, including when acceptable Tennessee Municipal Obligations are unavailable for investment by the Portfolio, in excess of 35% of the Portfolio's total assets may be invested in securities that are not exempt from Tennessee State income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of the Portfolio's total assets will be invested in any one category of these securities. Money market instruments are more fully described under the "Appendix-- Portfolio Securities- -Money Market Instruments."


          The Tennessee Tax Exempt Bond Portfolio also may engage in various investment techniques such as options and futures transactions and lending portfolio securities, each of which involves risk and may give rise to taxable income. For a discussion of these investment techniques and their related risks, see "Risk Factors" below, and "Appendix--Investment Techniques." The Tennessee Tax Exempt Bond Portfolio also may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Tennessee Tax Exempt Bond Portfolio invests.

Certain Fundamental Policies

          Each Portfolio may (i) borrow money in an amount up to 33-1/3% of the value of its total assets and (ii) invest up to 25% of the value of its total assets in the securities of issuers in a single industry, provided there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and provided further that there is no such limitation on the purchase of Municipal Obligations by the Tennessee Tax Exempt Bond Portfolio. This paragraph describes fundamental policies that cannot be changed as to a Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. See "Investment Objectives and Management Policies-- Investment Restrictions" in the Statement of Additional Information.

Certain Additional Non-Fundamental Policies

          Each Portfolio may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of such Portfolio's investments in all such companies to exceed 5% of the value of its total assets;
(ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (iii) invest up to 10% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objectives and Management Policies--Investment Restrictions" in the Statement of Additional Information.

Risk Factors


General--Since each Portfolio will pursue different types of investments, the risks of investing will vary depending on the Portfolio selected for investment. Before selecting a Portfolio in which to invest, the investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio is not fixed and should be expected to fluctuate. Investors should consider each Portfolio as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.


Investment Techniques--Each Portfolio may engage in various investment techniques the use of which involves risk. Investors in the Tennessee Tax Exempt Bond Portfolio should be aware that the use of these techniques may give rise to taxable income. See "Appendix--Investment Techniques." Using these techniques may produce higher than normal portfolio turnover for a Portfolio and may affect the degree to which its net asset value fluctuates.

          Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, the portfolio turnover rate of each Portfolio generally will not exceed 100%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs.

          A Portfolio's ability to engage in certain short-term transactions may be limited by the requirement that, to qualify as a regulated investment company, it must earn less than 30% of its gross income from the disposition of securities held for less than three months. This 30% test limits the extent to which a Portfolio may sell securities held for less than three months, effect short sales of securities held for less than three months, write options expiring in less than three months and invest in certain futures contracts, among other strategies. However, portfolio turnover will not otherwise be a limiting factor in making investment decisions.


Equity Securities--(Capital Growth Portfolio) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of the investment securities of the Capital Growth Portfolio will result in changes in the value of such Portfolio's shares and thus its total return to investors.



Fixed-Income Securities--(All Portfolios) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.



          The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Portfolio has been adversely changed, such Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. With respect to the Short-Intermediate Duration Bond Portfolio and Investment Grade Bond Portfolio, not more than 10% of the value of either Portfolio's total assets may consist of securities which have been downgraded below investment grade by Moody's, S&P and Fitch. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's and BBB by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. See "Appendix--Portfolio Securities--Ratings" below and "Appendix" in the Statement of Additional Information.



          For the Capital Growth, Short-Intermediate Duration Bond and Investment Grade Bond Portfolios, no assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Fund's Board of Directors. In accordance with such guidelines, the Adviser will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. The Fund intends to treat other stripped mortgage-backed securities as illiquid securities. See "Appendix--Portfolio Securities--Illiquid Securities."

          Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, each Portfolio that invests in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


Investing in Municipal Obligations--(Tennessee Tax Exempt Bond Portfolio) Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Tennessee Tax Exempt Bond Portfolio and thus reduce its available yield. Investors should consult their tax advisers concerning the effect of these provisions on an investment in the Tennessee Tax Exempt Bond Portfolio. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Tennessee Tax Exempt Bond Portfolio so as to adversely affect its shareholders, the Fund would reevaluate such Portfolio's investment objective and policies and submit possible changes in the Portfolio's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Tennessee Tax Exempt Bond Portfolio would treat such security as a permissible taxable investment within the applicable limits set forth herein.



Investing in Tennessee Municipal Obligations--(Tennessee Tax Exempt Bond Portfolio) Investors in the Tennessee Tax Exempt Bond Portfolio should consider carefully the special risks inherent in the Portfolio's investment in Tennessee Municipal Obligations. These risks result from the financial condition of the State of Tennessee. Tennessee has historically had a sound financial position. The State, however, encountered budgetary problems during the 1995 fiscal year requiring supplemental appropriations and the use of one-time reserves to close an estimated $250 million deficit caused by cost overruns in several major programs. Due principally to inaccurate funding assumptions with respect to the TennCare program, the State's program to replace Medicaid, the State completed its fiscal year ended June 30, 1995 with an estimated budget deficit of $125 million. Investors in the Tennessee Tax Exempt Bond Portfolio should obtain and review a copy of the Statement of Additional Information which sets forth other considerations.



Investing in Foreign Securities--(Capital Growth Portfolio, Short-Intermediate Duration Bond Portfolio and Investment Grade

Bond Portfolio) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than are U.S. issuers. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.



     Because evidences of ownership of such securities usually are held outside the United States, these Portfolios will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions that might adversely affect the payment of principal, interest and dividends on the foreign securities or might restrict the payment of principal, interest and dividends to investors located outside the country of the issuers, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.



          Since foreign securities may be purchased by the Capital Growth Portfolio with and be payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when the Capital Growth Portfolio changes investments from one country to another.


          Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by these Portfolios from sources within foreign countries may be reduced by withholding or other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a Portfolio will reduce its net income available for distribution to its shareholders.


Use of Derivatives--Each Portfolio may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives a Portfolio may use include, with respect to the Capital Growth

Portfolio and Tennessee Tax Exempt Bond Portfolio, options and futures, and, with respect to the Capital Growth Portfolio, Short-Intermediate Duration Bond Portfolio and Investment Grade Bond Portfolio, mortgage-related securities and asset-backed securities. While Derivatives can be used effectively in furtherance of the Portfolio's investment objective, under certain market conditions, they can increase the volatility of the Portfolio's net asset value, can decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's investments.

Lower Rated Securities--(Capital Growth Portfolio) The Capital Growth Portfolio may invest, to a limited extent, in higher yielding (and, therefore, higher risk) debt securities rated Ba by Moody's or BB by S&P, Fitch or Duff (commonly known as junk bonds). They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Capital Growth Portfolio to sell certain securities or could result in lower prices than those used in calculating the Capital Growth Portfolio's net asset value. See "Appendix--Portfolio Securities-- Ratings."



Non-Diversified Status--The classification of each Portfolio as a "non-diversified" investment company means that the proportion of a Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Portfolio's investments may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter no Portfolio may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or the securities of other regulated investment companies.



Simultaneous Investments--Investment decisions for each Portfolio are made independently from those of the other investment companies, investment advisory accounts, custodial accounts, individual trust accounts and commingled funds that may be advised by the Adviser. However, if such other investment companies or managed accounts are prepared to invest in, or desire to dispose of, securities in which a Portfolio invests, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.


                          MANAGEMENT OF THE PORTFOLIOS

Board of Directors

          The business affairs of the Fund are managed under the general supervision of its Board of Directors. The Statement of Additional Information contains the name and general business experience of each Director.

Investment Adviser


          First American National Bank, located at First American Center, 315 Deaderick, Nashville, Tennessee 37237, serves as each Portfolio's investment adviser. The Adviser is a wholly-owned subsidiary of First American Corporation, a registered bank holding company having assets as of December 31, 1995 of $9.7 billion. First American National Bank, provides personal trust, estate, employee benefit trust, corporate trust and custody services to over 3,000 individual and business clients and investment advisory services.
The Adviser, as of December 31, 1995 had approximately $4.4 billion under trust and approximately $2.5 billion under management.


          The Adviser and its affiliates deal, trade and invest for their own accounts and for the accounts of clients which they manage in the types of securities in which the Portfolios may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Portfolio. The Adviser has informed the Fund that in making its investment decisions it does not obtain or use material inside information in its or its affiliates' possession.


          The Adviser supervises and assists in the overall management of each Portfolio's affairs under an Investment Advisory Agreement between the Adviser and the Fund, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. The primary investment officer of the Capital Growth Portfolio is Charles E. Winger, Jr., who has been a Trust Officer of the Adviser since 1988. The primary investment officer of the Short-Intermediate Duration Bond Portfolio and Investment Grade Bond Portfolio is Donald F. Turk, who has been a Trust Officer of the Adviser since 1980. The Tennessee Tax Exempt Bond Portfolio's primary investment officer is Sharon S. Brown, who has been a Trust Officer of the Adviser since 1988. The Adviser also provides research services for the Portfolios through a professional staff of portfolio managers and security analysts. All activities of the Adviser are conducted by persons who are also officers of one or more of the Adviser's affiliates.


          Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a monthly fee at the annual rate of .65 of 1% of the value of the Capital Growth Portfolio's average daily net assets and .50 of 1% of the value of each other Portfolio's average net assets. For the period March 28, 1994 (commencement of operations) through December 31, 1994, the Fund paid the Adviser a monthly fee at the effective annual rate of
 .37 of 1% of the value of Short-Intermediate Duration Bond Portfolio's average daily net assets and .42 of 1% of the value of the Tennessee Tax Exempt Bond Portfolio's average daily net assets.


          From time to time, the Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Portfolio, which would have the effect of lowering the overall expense ratio of that Portfolio and increasing yield to its investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay the Adviser at a later time for any amounts it may waive, nor will the Portfolio reimburse the Adviser for any amounts it may assume.

Administrator


          Concord Holding Corporation, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Portfolio's administrator. The Administrator currently provides administrative services or sub-administrative services to other investment companies with over $60 billion in assets. The Administrator is a wholly-owned subsidiary of The BISYS Group, Inc.


          Under its Administration Agreement with the Fund, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. In connection therewith, the Administrator provides the Fund with office facilities, personnel, and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders
                                   ----
and the Securities and Exchange Commission and filing of Federal, state and local income tax returns) that are not being furnished by The Bank of New York, the Fund's Custodian.

          Under the terms of the Administration Agreement, the Fund has agreed to pay the Administrator a monthly fee at the annual rate of .15 of 1% of the value of each Portfolio's average daily net assets. For the period March 28, 1994 (commencement of operations) through December 31, 1994, the Fund paid the Administrator a monthly fee at the effective annual rate of .11 of 1% of the value of Short-Intermediate Duration Bond Portfolio's average daily net assets and .13 of 1% of the value of the Tennessee Tax Exempt Bond Portfolio's average daily net assets.

Distributor


          Concord Financial Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Fund's principal underwriter and distributor of the Portfolio's shares. The Distributor, a wholly-owned subsidiary of the Administrator, was organized to distribute shares of mutual funds to institutional and retail investors. The Distributor distributes the shares of other investment companies with over $80 billion in assets. The Distributor is the Fund's sponsor.


          The Distributor makes a continuous offering of each Portfolio's shares and bears the costs and expenses of printing and distributing to prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of each Portfolio (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of such Portfolio's shares for sale to the public.

Distribution Plan

          Under a plan adopted by the Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), each Portfolio pays the Distributor for advertising, marketing and distributing Investor Shares at an annual rate of .25 of 1% of the value of the average daily net assets of such class of shares. Under the Distribution Plan, the Distributor may make payments to certain financial institutions, securities dealers and other industry professionals that have entered into agreements with the Distributor ("Service Organizations") in respect of these services. The Distributor determines the amounts to be paid to Service Organizations. Service Organizations receive such fees in respect of the average daily value of Investor Shares owned by their clients. From time to time, the Distributor may defer or waive receipt of fees under the Distribution Plan while retaining the ability to be paid by the Fund under the Distribution Plan thereafter. The fees payable to the Distributor under the Distribution Plan for advertising, marketing and distributing Investor Shares are payable without regard to actual expenses incurred.

          The Fund understands that Service Organizations may charge fees to their clients who are the beneficial owners of Investor Shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by a Service Organization under its agreement with the Distributor.

Custodian and Transfer Agent

          The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian. BISYS Fund Services, Inc., an affiliate of the Administrator, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").

Expenses

          All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or Administrator, or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.


                                HOW TO BUY SHARES

General

          Investor Shares may be purchased through a number of institutions, including the Adviser and its affiliates such as AmeriStar Capital Markets Inc., Service Organizations, and directly from the Distributor. When purchasing Portfolio shares, you must specify the Portfolio being purchased and that the purchase is for Investor Shares. The Adviser, its affiliates and Service Organizations may receive different levels of compensation for selling different classes of Portfolio shares. Stock certificates will not be issued. It is not recommended that the Tennessee Tax Exempt Bond Portfolio be used as a vehicle for Keogh, IRA and other qualified plans, because such plans are otherwise entitled to tax deferred benefits. The Fund reserves the right to reject any purchase order.

          The minimum initial investment for each Portfolio is $1,000, and subsequent investments must be at least $100. For full-time or part-time employees of the Adviser or any of its affiliates, the minimum initial investment for each Portfolio is $500, and subsequent investments must be at least $50. The Adviser, its affiliates and Service Organizations may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements. In addition, purchases made in connection with certain shareholder privileges may have different minimum investment requirements. See "Shareholder Privileges."

          You may purchase Portfolio shares by check or wire, or through TeleTrade as described below. Investors purchasing shares through the Adviser, its affiliates or Service Organizations should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees.

          For written orders, you may send your initial or subsequent purchase order, together with the Fund's Account Application (which may be obtained by calling 1-800-852-0045) for initial orders and your check or money order payable to: The ValueStar Funds (Portfolio Name), to The ValueStar Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686. For subsequent investments, your Fund account number should appear on the check or money order. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if a check used for investment in your account does not clear.

          For wire orders, you must call the Transfer Agent at 1-800-852-0045. If a subsequent payment is being made, your Fund account number should be included. Information on remitting funds in this manner, including any related fees, may be obtained from your bank.

          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. For information on purchasing shares through the Automated Clearing House, you must call the Transfer Agent at
1-800-852-0045.

          Portfolio shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m.,
                                         -23-

Eastern time), on each day the New York Stock Exchange is open for business.
Net asset value per Investor Share is computed by dividing the value of the Portfolio's net assets attributable to such shares (i.e., the value of its
                                                    ----
assets less liabilities) by the total number of Investor Shares of such Portfolio outstanding. The Portfolio's investments are valued each business day generally by using available market quotations or at fair value which may be determined by one or more pricing services approved by the Board of Directors. Each pricing service's procedures are reviewed under the general supervision of the Board of Directors. For further information regarding the methods employed in valuing the Portfolios' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


          If an order is received by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange on a business day, Portfolio shares will be purchased at the public offering price determined as of such time on that day. Otherwise, Portfolio shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where Investor Shares are purchased through a dealer as provided below.


          Orders for the purchase of Investor Shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Transfer Agent by the close of its business day (normally 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Transfer Agent before the close of its business day.


          Federal regulations require that an investor provide a certified Tax Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service ("IRS").

TeleTrade--You may purchase Portfolio shares (minimum purchase $500, maximum $50,000 per transaction) by telephone for an existing Fund account if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application. The proceeds will be transferred between the bank account designated on the Account Application and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. TeleTrade purchases are effected at the net asset value (plus the applicable sales load) next determined after receipt of an order in proper form by the Transfer Agent. See "General" above. TeleTrade may not be available to certain clients of the Adviser, its affiliates and certain Service Organizations. The Fund may modify or terminate TeleTrade at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. If you have selected TeleTrade, you may request such a purchase of Portfolio shares by telephoning the Transfer Agent at 1-800-852-0045.

Purchase Price

     The public offering price of Investor Shares is the net asset value per share of that class, plus a sales load as shown below:


                                           Total Sales Load
                                           ----------------

                                As a % of    As a % of         Dealers'
                                 Offering    Net Asset    Reallowance as a %
 Amount of Transaction            Price        Value      of Offering Price
 ---------------------            -----      ---------       --------------
 Less than $100,000  . . . .       3.00         3.09             2.50
 $100,000 to less than
 $250,000  . . . . . . . . .       2.50         2.56             2.20
 $250,000 to less than
 $500,000  . . . . . . . . .       2.00         2.04             1.75
 $500,000 to less than
 $750,000  . . . . . . . . .       1.50         1.52             1.30
 $750,000 to less than
 $1,000,000  . . . . . . . .       1.00         1.01             0.90
 $1,000,000 and above  . . .       0.25         0.25             0.25


          The dealer reallowance may be changed from time to time but will remain the same for all dealers. From time to time, the Distributor may make or allow additional payments or promotional incentives in the form of cash or other compensation to dealers that sell Portfolio shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Portfolio shares.

          Management understands that the Adviser, its affiliates and some Service Organizations may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients a direct fee for effecting transactions in Portfolio shares. You should consult the Adviser, its affiliates or your Service Organization in this regard.

No Sales Load--Portfolio shares will be offered at net asset value without a sales load to registered representatives of NASD member firms which have entered into an agreement with the Distributor pertaining to the sale of Portfolio shares, full-time employees of the Adviser, the Administrator or the Distributor, their spouses and minor children, and accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary and has entered into an agreement with the Distributor pertaining to the sale of Portfolio shares, provided that they have furnished the Distributor appropriate notification of such status at the time of the investment and with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to the Fund's Directors, fee-based financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers, investment advisers regulated by Federal or state governmental authority when such investment advisers purchase shares for their own accounts or for accounts for which they are authorized to make investment decisions (i.e., discretionary accounts), asset allocation programs offered by the Adviser for its clients, and corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh plans) sponsored by the Adviser, the Distributor or their affiliates or subsidiaries or pursuant to a payroll deduction system which makes direct investments in a Portfolio by means of electronic data transmission in a form acceptable to the Fund. The sales load is not charged on shares acquired through the reinvestment of dividends or distributions or pursuant to the Directed Distribution Plan or Reinstatement Privilege, described below.


Right of Accumulation--Reduced sales loads apply to any purchase of shares by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment in Investor Shares among any of the Portfolios offered with a sales load, including such purchase, is $100,000 or more. If, for example, you previously purchased and still hold Investor Shares of the Short-Intermediate Duration Bond Portfolio, with an aggregate current market value of $90,000 and subsequently purchase Investor Shares of the Short-Intermediate Duration Bond Portfolio having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 2.50% of the offering price (2.56% of the net asset value). All present holdings of Investor Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase. To qualify for reduced sales loads, at the time of a purchase an investor or his Service Organization must notify the Transfer Agent. The reduced sales load is subject to confirmation of an investor's holdings through a check of appropriate records.



                              HOW TO REDEEM SHARES

General

          An investor who has purchased shares through an account with the Adviser, its affiliates or a Service Organization must redeem shares by following instructions pertaining to such account. If such investor also is the shareholder of record of the account on the books of the Transfer Agent, the investor may redeem shares as described below under "Procedures." Such investors wishing to use the other redemption methods described below must arrange with the Adviser, its affiliates or the Service Organization for delivery of the required application(s) to the Transfer Agent. It is the responsibility of the Adviser, its affiliates or the Service Organization, as the case may be, to transmit the redemption order to the Transfer Agent and credit the investor's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with the procedures described below.

          When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased
                                         ------------------------------
Portfolio shares by check or by TeleTrade and subsequently submit a redemption
------------------------------------------------------------------------------
request by mail, the redemption proceeds will not be transmitted to you until
-----------------------------------------------------------------------------
bank clearance of the check or TeleTrade payment used for investment which may
------------------------------------------------------------------------------
take up to seven business days.  The Fund will not transmit redemption proceeds
-------------------------------------------------------------------------------
pursuant to a request to redeem shares by wire for a period of up to seven
--------------------------------------------------------------------------
business days after receipt by the Transfer Agent of the purchase check or
--------------------------------------------------------------------------
TeleTrade order against which such redemption is requested.  This procedure does
--------------------------------------------------------------------------------
not apply to shares purchased by wire payment.
----------------------------------------------

          The Fund imposes no charges when shares are redeemed. The Adviser, its affiliates and Service Organizations may charge a nominal fee for effecting redemptions of Portfolio shares. The value of Portfolio shares redeemed may be more or less than their original cost, depending upon the Portfolio's then-current net asset value.

          The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less, for reasons other than market conditions, and remains so during the notice period.

Procedures


Written Orders--Written requests for redemption, indicating the name of the Portfolio and that Investor Shares are being redeemed, with signature appropriately guaranteed, if required, and otherwise in accordance with the requirements listed below, should be mailed to The ValueStar Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686.


Wire Redemption Privilege--After appropriate prior authorization, you may request by telephone or in writing that redemption proceeds be transmitted by the Transfer Agent via Federal Funds wire transfer to your bank account. Redemption requests must be
                                         -27-
in an amount of at least $1,000. The Fund reserves the right to refuse any request for a wire transfer and may limit the amount involved or the number of telephone redemption requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund.

TeleTrade--You may redeem Portfolio shares (minimum $500, maximum $50,000 per transaction) without charge by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application. The proceeds will be transferred between your Fund account and the bank account designated on the Account Application. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. The Fund may modify or terminate TeleTrade at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. If you have selected TeleTrade, you may request such a redemption of Portfolio shares by telephoning the Transfer Agent at 1-800-852-0045.

Redemption Requirements


          Written redemption instructions, indicating the name of the Portfolio and that Investor Shares are being redeemed, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. Except as noted below, all signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Signature-guarantees may not be provided by notaries public. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or wired to a financial institution account previously designated. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. You may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Fund's procedures.


          You may redeem or exchange Portfolio shares by telephone if you have checked the appropriate box on the Fund's

Account Application. By selecting a telephone redemption or exchange privilege, an investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Organization, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

          During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the investor's redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.


                             SHAREHOLDER PRIVILEGES

          The services and privileges described under this heading may not be available to certain clients of the Adviser, its affiliates and certain Service Organizations and the Adviser, its affiliates and some Service Organizations may impose certain conditions on their clients which are different from those described in this Prospectus. Such investors should consult the Adviser, its affiliates or their Service Organization in this regard.

Exchange Privilege

          The Exchange Privilege enables you to purchase, in exchange for shares of a Portfolio, shares of one of the other Portfolios offered by this Prospectus, ValueStar Prime Money Market Portfolio or ValueStar U.S. Treasury Money Market Portfolio, to the extent such shares are offered for sale in your state of residence. If you desire to use this Privilege, you should consult the Adviser, its affiliate where you maintain your account, your Service Organization or the Distributor to determine if it is available and whether any conditions are imposed on its use.

          To use the Exchange Privilege, you or your Service Organization acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone, or in accordance with the instructions pertaining to your account at the Adviser or its affiliates. If you previously established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-852-0045. See "How to Redeem Shares--Redemption Requirements." Before any exchange into a Portfolio offered by another prospectus, you must obtain and should review a copy of the current prospectus of the Portfolio into which the exchange is being made. Prospectuses may be obtained from the Adviser, its affiliates, certain Service Organizations or the Distributor. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the Portfolio into which the exchange is being made.

          Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into a Portfolio sold with a sales load. If you are exchanging into a Portfolio that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the Portfolio from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. No fees currently are charged shareholders directly in connection with exchanges although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission.
The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          The exchange of shares of one Portfolio for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

Automatic Investment Plan


          The Automatic Investment Plan permits you to purchase Portfolio shares (minimum initial investment of $1,000 and minimum subsequent investments of $100 per transaction) at regular intervals selected by you. Provided your bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the bank account designated by you. At your option, the account designated will be debited in the specified amount, and Portfolio shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This service enables you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish an Automatic Investment Plan account, you must check the appropriate box and supply the necessary information on the Account Application. You may obtain the necessary applications from the Distributor. You may cancel your participation in the Automatic Investment Plan or change the amount of purchase at any time by mailing written notification to The ValueStar Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686, and such notification will be effective three business days following receipt. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.


Directed Distribution Plan

          The Directed Distribution Plan enables you to invest automatically dividends and capital gain distributions, if any, paid by a Portfolio in Investor Shares of another Portfolio of which you are a shareholder. Shares of the other Portfolio will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a Portfolio sold with a sales load. You may qualify for share prices which do not include the sales load or which reflect a reduced sales load. Minimum subsequent investments do not apply. Investors desiring to participate in the Directed Distribution Plan should check the appropriate box and supply the necessary information on the Account Application. The Plan is available only for existing accounts and may not be used to open new accounts. The Fund may modify or terminate the Directed Distribution Plan at any time or charge a service fee. No such fee currently is contemplated.

Automatic Withdrawal Plan

          The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly, quarterly, semi-annual or annual basis if you have a $5,000 minimum account. The automatic withdrawal will be made on the first or fifteenth day, at your option, of the period selected. To participate in the Automatic Withdrawal Plan, you must check the appropriate box and supply the necessary information on the Account Application. The Automatic Withdrawal Plan may be ended at any time by the investor, the Fund or the Transfer Agent.

          Purchases of additional Investor Shares concurrent with withdrawals generally are undesirable because a sales load may be imposed whenever purchases of Investor Shares are made.

Reinstatement Privilege


          The Reinstatement Privilege enables investors who have redeemed Investor Shares to repurchase, within 90 days of such redemption, Investor Shares of a Portfolio in an amount not to exceed the redemption proceeds received at a purchase price equal to the then-current net asset value determined after a reinstatement request and payment are received by the Transfer Agent. This privilege also enables such investors to reinstate their account for the purpose of exercising the Exchange Privilege. To use the Reinstatement Privilege, you must submit a written reinstatement request to the Transfer Agent. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. There currently are no restrictions on the number of times an investor may use this privilege.


Letter of Intent

          By signing a Letter of Intent form, available from the Distributor or certain Service Organizations, you become eligible for the reduced sales load applicable to the total number of Investor Shares purchased in a 13-month period (beginning up to 90 days prior to the date of execution of the Letter of Intent) pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Portfolio that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent.

          The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if the investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Assuming completion of the total minimum investment specified under a Letter of Intent, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of the Letter of Intent. In addition, if the investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the investor's total purchase at the end of 13 months. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind the investor to purchase, or the

Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time you purchase Investor Shares, you must indicate your intention to do so under a Letter of Intent.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


Capital Growth Portfolio--Declares and pays dividends from net investment income and distributes any net capital gain annually.



Short-Intermediate Duration Bond, Investment Grade Bond and Tennessee Tax Exempt Bond Portfolios--Declare dividends from net investment income on each day the New York Stock Exchange is open for business. Dividends usually are paid on the last calendar day of each month. The earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin accruing income dividends on the day the purchase order is effective.



Applicable to All Portfolios (except where indicated)--Each Portfolio will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Portfolio shares of the same class from which they were paid at net asset value, unless payment in cash is requested. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. Dividends paid by each class of shares of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.


          The Fund anticipates that individual shareholders will not be subject to Tennessee personal income tax on dividends paid by the Tennessee Tax Exempt Bond Portfolio to the extent such dividends are attributable to interest from securities of the U.S. Government or any of its agencies or instrumentalities or from bonds of the State of Tennessee or any county, municipality or political subdivision thereof, including any agency, board, authority or commission. To the extent that an investor is obligated to pay state or local taxes outside of the State of Tennessee, dividends earned by an investment in the Tennessee Tax Exempt Bond Portfolio may represent taxable income. Dividends and distributions of the Tennessee Tax Exempt Bond Portfolio derived from taxable investments and from income or gain derived from securities transactions and from the use of the investment techniques described under "Appendix--Investment Techniques" will be subject to Federal and Tennessee income tax. Dividends paid by the Capital Growth Portfolio, Short-Intermediate Duration Bond Portfolio and Investment Grade Bond Portfolio derived from interest, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable to U.S. investors as ordinary income, whether or not reinvested in additional Portfolio shares. Distributions from net realized long-term securities gains, if any, generally are taxable to U.S. investors as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional Portfolio shares. The Code provides that the net capital gains of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.


          Dividends and distributions attributable to interest from direct obligations of the United States and paid by a Portfolio to individuals currently are not subject to tax in most states. Dividends and distributions attributable to interest from other securities in which the Portfolios may invest may be subject to state tax.

          Although all or a substantial portion of the dividends paid by the Tennessee Tax Exempt Bond Portfolio may be excluded by shareholders of such Portfolio from their gross income for Federal income tax purposes, the Tennessee Tax Exempt Bond Portfolio may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If the Tennessee Tax Exempt Bond Portfolio purchases such securities, the portion of dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.

          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefits of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor, as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

          The Code provides for the "carryover" of some or all of the sales load imposed on Investor Shares if an investor exchanges his Investor Shares for shares of another Portfolio within 91 days of purchase and such other Portfolio reduces or eliminates its otherwise applicable sales load charge for the purpose of the exchange. In this case, the amount of the sales load charged the investor for Investor Shares, up to the amount of the reduction of the sales load charged on the exchange, is not included in the basis of the investor's Investor Shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the shares received on the exchange.

          Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

          Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


          Management of the Fund believes that the Short-Intermediate Duration Bond Portfolio and the Tennessee Tax Exempt Bond Portfolio have qualified for the fiscal year ended December 31, 1994 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. It is expected that each of the Capital Growth Portfolio and Investment Grade Bond Portfolio will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.


                             PERFORMANCE INFORMATION


Capital Growth Portfolio--For purposes of advertising, performance will be calculated on the bases of average annual total return and/or total return. Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Capital Growth Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Portfolio has operated.

          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the maximum offering price per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period.

Short-Intermediate Duration Bond, Investment Grade Bond and Tennessee Tax Exempt Bond Portfolios--For purposes of advertising, performance will be calculated on several bases, including current yield, average annual total return and/or total return. Current yield refers to a Portfolio's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.

          The Tennessee Tax Exempt Bond Portfolio may advertise tax equivalent yield, which is calculated by determining the pre-tax yield which, after being taxed at a certain rate, would be equivalent to a stated current yield calculated as described above.


          Average annual total return and total return will be calculated as described above for the Capital Growth Portfolio.



Applicable to All Portfolios--Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. The fees paid pursuant to the Distribution Plan will be borne by the Portfolios' Investor Shares and not by the Trust Shares. As a result, at any given time, the performance of the Investor Class should be expected to be lower than that of the Trust Class. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.



          Comparative performance information may be used from time to time in advertising or marketing each Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index and components thereof, Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, CDA/Wiesenberger Investment Companies Service, Mutual
                                                                         ------
Fund Values; Mutual Fund Forecaster, Mutual Fund Investing and other industry
-----------------------------------  ---------------------
publications.



Historical Performance Information--(Capital Growth Portfolio and Investment Grade Bond Portfolio only) The Capital Growth Portfolio and Investment Grade Bond Portfolio will commence operations through a transfer of assets from common trust funds managed by the Adviser, using substantially the same investment objective, policies, restrictions and methodologies as the corresponding Portfolio. Set forth below is historical performance information for each common trust fund for various periods ended November 30, 1995, which reflects the maximum operating expenses that may be charged the Investor Class of the respective Portfolio as set forth in the Fee Table above. The common trust funds did not charge any expenses. This performance information is not necessarily indicative of the future performance of either Portfolio. Because each Portfolio will be actively managed, its investments will vary from time to time and will not be identical to the past portfolio investments of the predecessor. Each Portfolio's performance will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                Average Annual Total Return
                                 ----------------------------------------------
                                                                         Since
 Capital Growth Portfolio         1 Year   3 Years  5 Years  10 Years  12/31/80
                                  ------   -------  -------  --------  --------
  Maximum Offering Price          28.06%     9.89%   11.82%   11.33%    10.32%
  Net Asset Value                 32.06%    11.01%   12.50%   11.67%    10.55%

 Investment Grade Bond Portfolio
  Maximum Offering Price          12.34%     6.39%    7.97%    8.05%    10.08%
  Net Asset Value                 15.80%     7.47%    8.63%    8.38%    10.30%




                               GENERAL INFORMATION

          The Fund was incorporated under Maryland law on March 6, 1990, and commenced operations on August 28, 1990.


          The Fund is authorized to issue eleven billion shares of Common Stock (with 500 million shares allocated to each Portfolio), par value $.001 per share. Each Portfolio's shares are classified into Investor Shares (250 million) and Trust Shares (250 million). Trust Shares, which are described in a separate prospectus, are sold only to clients of the Adviser for their qualified trust, custody and/or agency accounts and to clients of the Adviser's affiliated and correspondent banks and other affiliated and non-affiliated institutions for their similar accounts maintained at such affiliates of institutions. As of the date of this Prospectus, Trust Shares had not been offered. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. Only holders of the Investor Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan.


          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office or for any other purpose. Shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

          To date, 12 portfolios have been authorized. The other portfolios are not being offered by this Prospectus. All consideration received by the Fund for shares of one of the portfolios, and all assets in which such consideration is invested, belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and expenses of, one portfolio are treated separately from those of the other portfolios.

          The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.


          Shareholder inquiries may be made by writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


          No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                                          APPENDIX

Portfolio Securities

          To the extent set forth in this Prospectus, each Portfolio may invest in the securities described below.

Money Market Instruments

          U.S. Treasury Securities--Each Portfolio may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

          U.S. Government Securities--In addition to U.S. Treasury securities, each Portfolio may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Each Portfolio will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

          Bank Obligations--Each Portfolio may invest in bank obligations (other than those issued by the Adviser or its affiliates), including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S.
                                       A-1
domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities, the possible seizure or nationalization of foreign deposits and the possible subordination of deposits in foreign branches to receivership expenses and U.S. office deposits in the event of insolvency. See "Description of the Portfolios- -Risk Factors--Investing in Foreign Securities."


          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

          Commercial Paper and other Short-Term Corporate Obligations--Each Portfolio may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolios will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, or (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by such Portfolio.

          Repurchase Agreements--Each Portfolio may enter into repurchase agreements, which involve the acquisition by a Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian or sub-custodian employed in connection with third-party repurchase transactions will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement.
                                       A-2

In connection with its third-party repurchase transactions, the Fund will employ only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio entering into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with registered or unregistered securities dealers or banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Portfolio may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Portfolio in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by a Portfolio may be delayed or limited. Each Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

Zero Coupon and Stripped Securities--Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. The Tennessee Tax Exempt Bond Portfolio will invest no more than 25% of the value of its net assets in zero coupon and stripped securities.

Foreign Government Obligations; Securities of Supranational Entities--Each Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which such Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.


Floating and Variable Rate Obligations--Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Portfolio, as lender, and the borrower.
These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Adviser, on behalf of each Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations purchased by such Portfolio.


Illiquid Securities--Each Portfolio may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, certain privately negotiated, non-exchange traded options and securities used to cover such options, certain mortgage-backed securities, floating and variable rate demand obligations as to which the Portfolio cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.


Mortgage-Related Securities--(Capital Growth Portfolio, Short-Intermediate Duration Bond Portfolio and Investment Grade Bond Portfolio) Mortgage-related securities are a form of Derivative collateralized by pools of mortgages assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage banks and private mortgage insurance companies, and similar foreign entities. The mortgage-related securities in which these Portfolios may invest include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Portfolio purchases a mortgage-related security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of certain of these securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Portfolio. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return each of these Portfolios will receive when these amounts are reinvested. For further discussion concerning the investment considerations involved, see "Description of the Portfolios--Risk Factors-- Fixed-Income Securities" and "Illiquid Securities" above and "Investment Objectives and Management Policies--Portfolio Securities--Mortgage-Related Securities" in the Statement of Additional Information.


Asset-Backed Securities--(Capital Growth Portfolio, Short-Intermediate Duration Bond Portfolio and Investment Grade Bond Portfolio) Asset-backed securities are a form of Derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Each of these Portfolios may invest in these and other types of asset-backed securities that may be developed in the future.


          Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.
Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

American Depositary Receipts--(Capital Growth Portfolio) The Capital Growth Portfolio's assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. Each of these Portfolios may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.



Convertible Securities--(Capital Growth Portfolio, Short-Intermediate Duration Bond Portfolio and Investment Grade Bond Portfolio) Convertible securities may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.


          In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.
                                       A-7

Warrants--(Capital Growth Portfolio) The Capital Growth Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.



Municipal Obligations--(Short-Intermediate Duration Bond Portfolio, Investment Grade Bond Portfolio and Tennessee Tax Exempt Bond Portfolio) Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. While in general, Municipal Obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of Municipal Obligations, both taxable and non-taxable, offer yields comparable and in some cases greater than the yields available on other permissible investments. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately. Dividends received by shareholders of the Short-Intermediate Duration Bond Portfolio or Investment Grade Bond Portfolio which are attributable to interest income received by it from Municipal Obligations generally will be subject to

Federal income tax. The Short-Intermediate Duration Bond Portfolio and Investment Grade Bond Portfolio currently intend to invest no more than 25% of their respective assets in Municipal Obligations. However, this percentage may be varied from time to time without shareholder approval.


Tender Option Bonds--(Tennessee Tax Exempt Bond Portfolio) A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Adviser, on behalf of the Portfolio, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Portfolio will not invest more than 10% of the value of its net assets in securities that are illiquid, which would include tender option bonds as to which it cannot exercise the tender feature on not more than seven days' notice if there is no secondary market available for these obligations.


Ratings--Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.

          Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.



          The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate such obligations and the ability of their issuers to pay interest and principal. The Portfolios will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters.



Investment Company Securities--Each Portfolio may invest in securities issued by other investment companies which principally invest in securities of the type in which such Portfolio invests. Under the 1940 Act, a Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Portfolio's total assets with respect to any one investment company and
(iii) 10% of such Portfolio's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.


Investment Techniques

Short-Selling--(All Portfolios) Each Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which it owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale. At no time will any of these Portfolios have more than 15% of the value of its net assets in deposits on short sales against the box. It currently is anticipated that each of these Portfolios will make short sales against the box for purposes of protecting the value of its respective net assets.


Call and Put Options on Specified Securities--(Capital Growth Portfolio) The Capital Growth Portfolio may invest up to 5% of its total assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities in which the Portfolio may invest. The Capital Growth Portfolio may write covered call and put option contracts to the extent of 15% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered call option sold by the Capital Growth Portfolio, which is a call option with respect to which the Portfolio owns the underlying security, exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by the Capital Growth Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying security. A put option sold by the Capital Growth Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken.

          To close out a position when writing covered options, the Capital Growth Portfolio may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it has previously written on the security. To close out a position as a purchaser of an option, the Capital Growth Portfolio may make a "closing sale transaction," which involves liquidating its position by selling the option previously purchased. The Capital Growth Portfolio will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

Stock Index Options--(Capital Growth Portfolio) The Capital Growth Portfolio may purchase and write put and call options on stock indexes listed on national securities exchanges or traded in the over-the-counter market to the extent of 15% of the value of its net assets. A stock index fluctuates with changes in the market values of the stocks included in the index.

          The effectiveness of the Capital Growth Portfolio's purchasing or writing stock index options will depend upon the extent to which price movements in its portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Capital Growth Portfolio of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

          When the Capital Growth Portfolio writes an option on a stock index, it will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or will otherwise cover the transaction.



Futures Transactions--In General--(Capital Growth Portfolio and Tennessee Tax Exempt Bond Portfolio) Neither of these Portfolios will be a commodity pool. However, as a substitute for a comparable market position in the underlying securities and for hedging purposes, each of these Portfolios may engage in futures and options on futures transactions, as described below.



          The commodities transactions of each of these Portfolios must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission (the "CFTC"). In addition, neither of these Portfolios may engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Portfolio's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, each of these Portfolios may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount at least equal to the value of the underlying commodity.


          Initially, when purchasing or selling futures contracts a Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate its existing position in the contract.


          Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant Portfolio to substantial losses. If it is not possible, or the Portfolio determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.



          In addition, to the extent a Portfolio is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in a portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of a Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.



          Successful use of futures by a Portfolio also is subject to the Adviser's ability to predict correctly movements in the direction of the market or interest rates. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, such Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.


          An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


          Call options sold by a Portfolio with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with, the instruments underlying the futures contract. Put options sold by a Portfolio with respect to futures contracts will be covered in the same manner as put options on specific securities as described above.


Stock Index Futures and Options on Stock Index Futures--(Capital Growth Portfolio) The Capital Growth Portfolio may purchase and sell stock index futures contracts and options on stock index futures contracts to the extent of 15% of the value of its net assets.

          A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, the Capital Growth Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

          The Capital Growth Portfolio may use index futures as a substitute for a comparable market position in the underlying securities.


Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts-- (Tennessee Tax Exempt Bond Portfolio) The Tennessee Tax Exempt Bond Portfolio may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position and to hedge against adverse movements in interest rates to the extent of 15% of the value of its net assets.

          To the extent the Portfolio has invested in interest rate futures contracts or options on interest rate futures contracts as a substitute for a comparable market position, the Portfolio will be subject to the same investment risks had it purchased the securities underlying the contract.

          The Portfolio may purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates. The Portfolio may sell call options on interest rate futures contracts to partially hedge against declining prices of portfolio securities. The Portfolio may sell put options on interest rate futures contracts to hedge against increasing prices of the securities which are deliverable upon exercise of the futures contracts.

          The Portfolio also may sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Portfolio's investment securities which are the subject of the hedge.

Lending Portfolio Securities--(All Portfolios) From time to time, each Portfolio may lend securities from its investment portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of the relevant Portfolio's total assets. In connection with such loans, each Portfolio will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio can increase its income through the investment of such collateral. Each Portfolio continues to be entitled to payments in amounts equal to the dividends, interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Portfolio.

Forward Commitments--(All Portfolios) Each Portfolio may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. Each Portfolio will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

          Securities purchased on a when-issued or forward commitment basis and certain other securities held by the Portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates
                                          ----
decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Portfolio to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Portfolio consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities of the type in which the Portfolio invests at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Fund's custodian bank. Purchasing securities on a forward commitment basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of such Portfolio's net assets and its net asset value per share.

Borrowing Money--(All Portfolios) As a fundamental policy, each Portfolio is permitted to borrow money in an amount up to 33-1/3% of the value of its total assets. However, each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 33-1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, such Portfolio will not make any investments.

------------------------------------------------------------------

                  THE INFINITY MUTUAL FUNDS, INC.
                          ValueStar Funds
                      CAPITAL GROWTH PORTFOLIO
             SHORT-INTERMEDIATE DURATION BOND PORTFOLIO
                  INVESTMENT GRADE BOND PORTFOLIO
                TENNESSEE TAX EXEMPT BOND PORTFOLIO
                  TRUST SHARES AND INVESTOR SHARES
                               PART B
               (STATEMENT OF ADDITIONAL INFORMATION)
                            MAY 1, 1995
                   AS REVISED, FEBRUARY 13, 1996


------------------------------------------------------------------


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the ValueStar Capital Growth Portfolio, Short-Intermediate Duration Bond Portfolio, Investment Grade Bond Portfolio and Tennessee Tax Exempt Bond Portfolio (each, a "Portfolio" and collectively, the "Portfolios") of The Infinity Mutual Funds, Inc. (the "Fund"), dated May 1, 1995, as it may be revised from time to time. To obtain a copy of the Portfolios' Prospectus, please write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035. This Statement of Additional Information relates only to the Portfolios and not to any of the Fund's other portfolios.


     First American National Bank (the "Adviser") serves as each
Portfolio's investment adviser.

     Concord Holding Corporation (the "Administrator") serves as each Portfolio's administrator.

     Concord Financial Group, Inc. (the "Distributor"), a wholly-owned subsidiary of the Administrator, serves as the distributor of each Portfolio's shares.

                         TABLE OF CONTENTS
                                                          Page
                                                          ----

Investment Objectives and Management Policies . . . . .   B-2
Management of the Fund  . . . . . . . . . . . . . . . .   B-16
Management Arrangements . . . . . . . . . . . . . . . .   B-19
Purchase and Redemption of Shares . . . . . . . . . . .   B-22
Determination of Net Asset Value  . . . . . . . . . . .   B-24
Performance Information . . . . . . . . . . . . . . . .   B-25
Dividends, Distributions and Taxes  . . . . . . . . . .   B-27
Portfolio Transactions  . . . . . . . . . . . . . . . .   B-29
Information About the Portfolios  . . . . . . . . . . .   B-30
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors . . . . . . .   B-31
Appendix  . . . . . . . . . . . . . . . . . . . . . . .   B-33
Financial Statements  . . . . . . . . . . . . . . . . .   B-39
Independent Auditors' Report  . . . . . . . . . . . . .   B-65

           INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES


          The following information supplements and should be read
          --------------------------------------------------------
in conjunction with the sections in the Portfolios' Prospectus
--------------------------------------------------------------
entitled "Description of the Portfolios" and "Appendix."
--------------------------------------------------------


Portfolio Securities
--------------------

          The average distribution of investments (at value) in Municipal Obligations by ratings for the period March 28, 1994 (commencement of operations) through December 31, 1994, computed on a monthly basis, for the Tennessee Tax Exempt Bond Portfolio was as follows:

Moody's                                 Standard
Investors           Fitch Investors     & Poor's
Service, Inc.       Service, L.P.       Ratings Group  Percentage
("Moody's")         ("Fitch")           ("S&P")          of Value
-------------       ---------------     -------------    --------

  Aaa                  AAA                AAA              31%
  Aa                   AA                 AA               50%
  A                    A                  A                19%
                                                          ----
                                                          100%
                                                          ====

          Bank Obligations.  Domestic commercial banks organized
          ----------------
under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending upon the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

          Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. If a domestic bank with deposits insured by the FDIC becomes insolvent, unsecured deposits and other general obligations of such bank's foreign branches will be subordinated to the receivership expenses of the FDIC and such bank's domestic deposits and would be subject to the loss of principal to a greater extent than such bank's domestic branch deposits.

          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

          In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, or by domestic branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

          Each Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, which are members of the FDIC, provided such Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Portfolio will own more than one such CD per such issuer.

          Repurchase Agreements.  Each Portfolio may enter into
          ---------------------
repurchase agreements. The Fund's custodian or sub-custodian employed in connection with third-party repurchase transactions will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. In connection with its third-party repurchase transactions, the

Fund will employ only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"). Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio entering into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with registered or unregistered securities dealers or banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Portfolio may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.


          Mortgage-Related Securities.  (Investment Grade Bond
          ----------------------------------------------------
Portfolio, Capital Growth Portfolio and Short-Intermediate Duration
-------------------------------------------------------------------
Bond Portfolio)
---------------


Government Agency Securities--Mortgage-related securities issued by
----------------------------
the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government Related Securities--Mortgage-related securities issued
-----------------------------
by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the Untied States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

          Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


Private Entity Securities--These mortgage-related securities are
-------------------------
issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

          Standard & Poor's Depositary Receipts.  These securities,
          -------------------------------------
commonly referred to as "spiders," represent an interest in a fixed portfolio of common stocks designed to track the price and dividend yield performance of the Standard & Poor's 500 Index or the Standard & Poor's MidCap 400 Index, as the case may be.



          Municipal Obligations.  (Investment Grade Bond Portfolio,
          ---------------------
Short-Intermediate Duration Bond Portfolio and Tennessee Tax Exempt Bond Portfolio) The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from

Federal income tax, although current tax laws place substantial limitations on the size of such issues. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

          Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

          The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the advisory and administration fees, as well as other operating expenses, will have the effect of reducing the yield to investors.

          The Tennessee Tax Exempt Bond Portfolio may invest up to 5% of the value of its total assets in municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations"). Lease obligations have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Certain lease obligations in which the Tennessee Tax Exempt Bond Portfolio may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In addition, no assurance can be given as to the liquidity of certain lease obligations. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. The Fund's Board of Directors has established guidelines for the Adviser to determine the liquidity and appropriate valuation of lease obligations based on factors which include: (1) the frequency of trades and quotes for the lease obligation or similar securities; (2) the number of dealers willing to purchase or sell the lease obligation or similar securities and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security or similar securities; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

          The Tennessee Tax Exempt Bond Portfolio will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Portfolio. Based on the tender option bond agreement, the Portfolio expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that is valued at fair value.


          Ratings of Municipal Obligations.  Subsequent to its
          --------------------------------
purchase by a Portfolio, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require the sale of such Municipal Obligations by the Portfolio, but the Adviser will consider such event in determining whether the Portfolio should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the relevant Portfolio's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.


Management Policies
-------------------


          Options Transactions.  (Capital Growth Portfolio)  The
          --------------------
Capital Growth Portfolio may engage in options transactions, such as purchasing or writing covered call or put options. The principal reason for the Portfolio writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on its portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolio may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

          So long as the Portfolio's obligation as the writer of an option continues, it may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          While it may choose to do otherwise, the Portfolio generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

          The Portfolio intends to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options written by the Portfolio as illiquid securities.

          The Portfolio will purchase options only to the extent permitted by the policies of state securities authorities in states where units of the Portfolio are qualified for offer and sale.

          Stock Index Options.  (Capital Growth Portfolio) The
          -------------------
Capital Growth Portfolio may purchase and write put and call options on stock indexes to the extent of 15% of the value of its net assets. Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.



          Futures Contracts and Options on Futures Contracts.
          --------------------------------------------------
(Capital Growth Portfolio and Tennessee Tax Exempt Bond Portfolio) Upon exercise of an option, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

          Future Developments.  Each Portfolio may take advantage
          -------------------
of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus.


          Lending Portfolio Securities.  To a limited extent, each
          ----------------------------
Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, each Portfolio considers collateral consisting of U.S. Government securities to be the equivalent of cash. From time to time, a Portfolio may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

Risk Factors
------------

          Investing in Tennessee Municipal Obligations.  (Tennessee
          --------------------------------------------
Tax Exempt Bond Portfolio) Investors in the Tennessee Tax Exempt Bond Portfolio should consider carefully the special risks inherent in such Portfolio's investment in Tennessee Municipal Obligations. These risks result from the financial condition of the State of Tennessee. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of Tennessee (the "State") and various local agencies, available as of the date of the Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

          In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. In the past the Governor and the General Assembly have had to restrict expenditures to comply with the State Constitution.


          The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 1994-95. Beginning January 1, 1994, the State of Tennessee received a waiver from the Federal government to replace Medicaid with the new program, TennCare. TennCare was implemented to help control the increasing cost of health care and to provide insurance coverage not only to previous Medicaid eligible individuals but also to uninsured Tennesseans. Due principally to inaccurate funding assumptions with respect to TennCare program, the fiscal ended June 30, 1995 had an estimated budgetary shortfall of $126 million.

          Despite the budgetary concerns caused by the costs associated with implementing TennCare, the economic outlook for Tennessee remains favorable. The State's economic diversity has improved substantially over the last eleven years. Investments announced in new and expanding business exceeded $1 billion in each of those years and exceeded $2 billion in the last two years. The $3.2 billion in announced capital investments in 1989 was the single largest year and exceeded the $2.78 billion in 1985 when Saturn Corporation chose Tennessee for its plant site. This growth created 23,800 new jobs in Tennessee for the year ended June 1994.

          The Tennessee General Assembly enacted a balanced budget for fiscal year 1994-95. The budget included a two percent salary increase for State employees, public higher education employees and teachers in the public school system effective on July 1, 1994, and another two percent salary increase effective on October 1, 1994. The revenue estimates were officially revised at March 1 when the budget for the fiscal year 1995-96 was presented to the General Assembly.

          Actual revenue collections for fiscal year 1994-95 through January 1995 reflected increases of 9.68% for the sales tax and 17.45% for the combined excise tax and franchise tax. Total growth in collections, excluding the health services tax, is 9.07%. Expenditures for TennCare (a recently implemented managed care program for Tennessee's poor and uninsured, under a Medicaid waiver), the housing of state prisoners, institutional operating costs in prisons, the children's plan and some other services were in excess of the original budgeted amounts for fiscal year 1994-95. Supplemental appropriations were accommodated within the revised revenue estimates and a proposal to use one-time reserves. The recommended budget for 1995-96 continues the funding of improvements in the Basic Education Program for public schools and begins funding teacher salary equalization. It funds TennCare and the Administration's proposed crime legislation. The revenue estimates for fiscal year 1995-96 assumed a 6.3% growth in the sales tax, and a 5.0% growth in the excise and franchise taxes.
The assumed growth in all collections by the Department of Revenue is 5.08%. The Revenue Fluctuation Reserve was reduced to $101.4 million at June 30, 1994 due to accrued liabilities in the children's plan and other programs. The new budget maintains the reserve at $101.4 million for fiscal years 1994-95 and 1995-96.

          On March 22, 1993, the Tennessee Supreme Court affirmed a lower court decision that funding for the pubic school system in Tennessee is unconstitutional because citizens in more affluent school districts receive greater educational funding. The case was remanded to the trial court for further proceedings with respect to the State's providing additional funding to less affluent school systems. After substantial subsequent litigation, the Tennessee Supreme Court issued on February 16, 1995, an opinion approving the State's plan set forth in the Educational Improvement Act of 1992 with the modification that the plan should also include a provision to equalize teachers' salaries in the same way that other expenditures were to be equalized under the program. The result of this decision may be that the State must provide additional funding to less affluent school systems. Currently, the general obligation ratings for the State are Aaa by Moody's, AA+ by S&P and AAA by Fitch.

          Lower Rated Securities.  (Capital Growth Portfolio)  The
          ----------------------
Capital Growth Portfolio is permitted to invest in securities rated as low as Ba by Moody's or BB by S&P, Fitch or Duff & Phelps Credit Rating Co. ("Duff"). Such securities, though higher yielding, are characterized by risk. See "Description of the Portfolios--Risk Factors--Lower Rated Securities" in the Prospectus for a discussion of certain risks and the "Appendix" for a general description of Moody's, S&P, Fitch and Duff ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities.
The Portfolio will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

          Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities are considered by S&P, Moody's, Fitch and Duff, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

          Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

          These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

          The Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolio does not have any arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.

          Lower rated zero coupon securities involve special considerations. The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities. Such zero coupon securities carry an additional risk in that, unlike securities which pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."


Investment Restrictions
-----------------------


          Each Portfolio has adopted investment restrictions numbered 1 through 8 as fundamental policies. These restrictions cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting securities. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Fund's Directors at any time. No Portfolio may:


          1. Invest in commodities, except that each Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

          3. Borrow money, except that the Portfolio may borrow up to 33-1/3% of the value of its total assets. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

          4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements.
However, each Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.


          5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities, and except that the Tennessee Tax Exempt Bond Portfolio, Short-Intermediate Duration Bond Portfolio and Investment Grade Bond Portfolio each may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.


          6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that, in the case of the Tennessee Tax Exempt Bond Portfolio, there shall be no such limitation on the purchase of tax exempt municipal obligations and, in the case of each Portfolio, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 1, 3, 10 and 11 may be deemed to give rise to a senior security.

          8. Purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          9. Invest in the securities of a company for the purpose of exercising management or control, but each Portfolio will vote the securities it owns as a shareholder in accordance with its views.

          10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          11. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Portfolios' Prospectus and this Statement of Additional Information.

          12. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

          13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Portfolio's net assets would be so invested.

          14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

          For purposes of Investment Restriction No. 6, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

          The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of a Portfolio in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio, and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Portfolio's shares in the state involved.

                       MANAGEMENT OF THE FUND

          Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Directors and Officers of the Fund
----------------------------------


*RICHARD E. STIERWALT, Chairman of the Board and Chief Executive
                       -----------------------------------------
          Officer.  President and Chief Executive Officer of the
          -------
          Administrator and Distributor. Mr. Stierwalt is also an officer of other investment companies administered by the Administrator and is a director and Chief Operating Officer of Vista Broker/Dealer Services, Inc. and BNY Hamilton Distributors, Inc., registered broker/dealers. He is 41 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

*WILLIAM B. BLUNDIN, President and Director.  An employee
                     ----------------------
          of the Administrator. Mr. Blundin also is an officer of other investment companies administered by the Administrator and President and Chief Executive Officer of Vista Broker/Dealer Services, Inc. and BNY Hamilton Distributors, Inc., registered broker/dealers. He is 58 years old and his address is 125 West 55th Street, New York, New York 10019.

NORMA A. COLDWELL, Director.  International Economist and
                   --------
          Consultant; Executive Vice President of Coldwell Financial Consultants; Trustee and Treasurer of Meridian House International (International Education and Cultural Group); Member of the Board of Advisors of Meridian International Center and Emerging Capital Markets, S.A. (Montevideo, Uruguay); formerly, Chief International Economist of Riggs National Bank, Washington, D.C. She is 70 years old and her address is 3330 Southwestern Boulevard, Dallas, Texas 75225.

RICHARD H. FRANCIS, Director.  Former Executive Vice President
                    --------
          and Chief Financial Officer of Pan American World Airways, Inc. (currently, debtor-in-possession under the U.S. Bankruptcy Code), March 1988 to October 1991; Senior Vice President and Chief Financial Officer of American Standard Inc., 1960 to March 1988. Mr. Francis is a director of Allendale Mutual Insurance and The Indonesia Fund, Inc. He is 63 years old and his address is 40 Grosvenor Road, Short Hills, New Jersey 07078.

WILLIAM W. McINNES, Director.  Private investor.  From July 1978
                    --------
          to February 1993, he was Vice-President--Finance and Treasurer of Hospital Corp. of America. He is also a director of Gulf South Medical Supply and Diversified Trust Co. He is 47 years old and his address is 116 30th Avenue South, Nashville, Tennessee 37212.

ROBERT A. ROBINSON, Director.  Private investor.  Since 1991,
                    --------
          President Emeritus, and from 1968 to 1991, President of The Church Pension Group, NYC. From 1956 to 1966, Senior Vice President of Colonial Bank & Trust Co. He is also a director of Mariner Institutional Funds, Inc., Mariner Tax-Free Institutional Funds, Inc., UST Master Funds, UST Master Tax Exempt Funds, H.B. and F.H. Bugher Foundation, Morehouse-Barlow Co. Publishers, The Canterbury Cathedral Trust in America, The Living Church Foundation and Hoosac School. He is 70 years old and his address is 2 Hathaway Common, New Canaan, Connecticut 06840.

Officers of the Fund Not Listed Above
-------------------------------------

WILLIAM TOMKO, Vice President.  An employee of BISYS Fund Services,
               --------------
          Inc., an affiliate of the Administrator, and an officer of other investment companies administered by the Administrator. He is 37 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ANN E. BERGIN, Vice President.  An employee of the Administrator
               --------------
          and an officer of other investment companies administered by the Administrator. She is 35 years old and her address is 125 West 55th Street, New York, New York 10019.

MARTIN R. DEAN, Treasurer.  An employee of BISYS Fund Services,
                ---------
          Inc., since May 1994, and an officer of other investment companies administered by the Administrator. Prior thereto, he was a Senior Manager of KPMG Peat Marwick LLP. He is 32 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

GEORGE O. MARTINEZ, Secretary.  Senior Vice President and
                    ---------
          Director of Legal and Compliance Services with BISYS Fund Services, Inc., since April 1995, and an officer of other investment companies administered by the Administrator. Prior thereto, he was Vice President and Associate General Counsel with Alliance Capital Management, L.P. He is 36 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ROBERT L. TUCH, Assistant Secretary.  An employee of BISYS Fund
                -------------------
          Services, Inc., since June 1991, and an officer of other investment companies administered by the Administrator. From July 1990 to June 1991, he was Vice President and Associate General Counsel with National Securities Research Corp. Prior thereto, he was an Attorney with the Securities and Exchange Commission. He is 44 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ALAINA METZ, Assistant Secretary.  An employee of BISYS Fund
             -------------------
          Services, Inc. and an officer of other investment companies administered by the Administrator. She is 28 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219.

          For so long as the Distribution Plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

          Directors and officers of the Fund, as a group, owned less than 1% of any Portfolio's shares of common stock outstanding on February 8, 1996.


          The Fund does not pay any remuneration to its officers and Directors other than fees and expenses to those Directors who are not directors, officers or employees of the Adviser or Administrator or any of their affiliates. The aggregate amount of compensation paid to each such Director by the Fund for year ended December 31, 1994 was as follows:


                                                  (3)                                    (5)
                               (2)             Pension or            (4)          Total Compensation
     (1)                    Aggregate      Retirement Benefits  Estimated Annual     From Fund and
 Name of Board         Compensation from  Accrued as Part of   Benefits Upon    Fund Complex Paid
    Member                     Fund*          Fund's Expenses       Retirement      to Board Member*
 --------------------  ----------------- -------------------  ----------------  ------------------
 Norma A.  Coldwell         $16,250               None               None              $16,250

 John H. Forsgren           $16,250               None               None              $16,250


 Richard H. Francis         $16,250               None               None              $16,250


 William W. McInnes         $ 7,500**             None               None              $ 7,500**

 Robert A. Robinson         $ 2,500**             None               None              $ 2,500**

______________________________

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $7,274 for all Directors as a group.


**   Estimated amount for the year ended December 31, 1995.


                       MANAGEMENT ARRANGEMENTS

          The following information supplements and should be read in
          -----------------------------------------------------------
conjunction with the section in the Portfolios' Prospectus entitled
-------------------------------------------------------------------
"Management of the Portfolios."
-----------------------------


          Investment Advisory Agreement.  The Adviser provides
          -----------------------------
investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated February 15, 1994 with the Fund.
As to each Portfolio, the Agreement is subject to annual approval by
(i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was last approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Agreement, at a meeting held on October 25, 1995. As to each Portfolio, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of such Portfolio's shares, or, on not less than 90 days' notice, by the Adviser. The Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

          As compensation for the Adviser's services, the Fund has agreed to pay the Adviser a monthly investment advisory fee at the annual rate of .50 of 1% of the value of Short-Intermediate Duration Bond Portfolio's, Investment Grade Bond Portfolio's and Tennessee Tax Exempt Bond Portfolio's average daily net assets and .65% of 1% of the value of the Capital Growth Portfolio's average daily net assets. For the period March 28, 1994 (commencement of operations) through December 31, 1994, $193,049 was payable by the Short-Intermediate Duration Bond Portfolio and $326,848 was payable by the Tennessee Tax Exempt Bond Portfolio pursuant to the Agreement. The Adviser waived $49,660 and $55,056, respectively, of such fees, resulting in net fees being paid to the Adviser of $143,389 by the Short-Intermediate Duration Bond Portfolio and $271,792 by the Tennessee Tax Exempt Bond Portfolio during the fiscal period ended December 31, 1994.



          Administration Agreement.  The Administrator provides
          ------------------------
certain administrative services pursuant to the Administration Agreement (the "Administration Agreement") dated March 29, 1995 with the Fund. As to each Portfolio, the Administration Agreement is subject to annual approval by (i) the Fund's Board of Directors or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940
Act) of the Fund or the Administrator, by vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement was last approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Administration Agreement, at a meeting held on January 26, 1995. As to each Portfolio, the Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of such Portfolio's outstanding voting securities, or, on not less than 90 days' notice, by the Administrator. The Administration Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


          As compensation for the Administrator's services, the Fund has agreed to pay the Administrator a monthly administration fee at the annual rate of .15 of 1% of the value of each Portfolio's average daily net assets. For the period March 28, 1994 (commencement of operations) through December 31, 1994, $57,915 was payable by the Short-Intermediate Duration Bond Portfolio and $98,054 was payable by the Tennessee Tax Exempt Bond Portfolio pursuant to the Administration Agreement. The Administrator waived $13,997 and $16,134, respectively, of such fees, resulting in net fees being paid to the Administrator of $43,918 by the Short-Intermediate Duration Bond Portfolio and $81,920 by the Tennessee Tax Exempt Bond Portfolio during the fiscal year ended December 31, 1994.


          Distribution Agreement.  The Distributor acts as the
          ----------------------
exclusive distributor of each Portfolio's shares on a best efforts basis pursuant to a Distribution Agreement (the "Distribution Agreement") dated March 29, 1995, with the Fund. Shares are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of shares. No compensation is payable by the Fund to the Distributor for its distribution services. The term and termination provisions of the Distribution Agreement are substantially similar to those of the Administration Agreement with the Administrator discussed above.


          Distribution Plan.  (Applicable only with respect to the
          -----------------
Investor Shares) Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Directors have adopted such a plan (the "Distribution Plan") with respect to the Investor Shares pursuant to which each Portfolio pays the Distributor for advertising, marketing and distributing Investor Shares at an annual rate of .25% of the value of such shares. The Fund's Directors believe that there is a reasonable likelihood that the Distribution Plan will benefit each Portfolio and the holders of its Investor Shares. In some states, certain institutions effecting transactions in Investor Shares may be required to register as dealers pursuant to state law.



          A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Investor Shares may bear for distribution pursuant to the Distribution Plan without approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Distribution Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan and related agreements are subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved on October 25, 1995. The Distribution Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Distribution Plan agreements or by vote of the holders of a majority of the Investor Shares. A Distribution Plan agreement is terminable without penalty, at any time, by such vote of the Directors, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the Portfolio's Investor Shares. A Distribution Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For the period March 28, 1994 (commencement of operations) through December 31, 1994, the Distributor waived receipt of $96,464 payable by the Short-Intermediate Duration Bond Portfolio and $163,372 payable by the Tennessee Tax Exempt Bond Portfolio with respect to Investor Shares pursuant to the Distribution Plan.

          Expenses.  All expenses incurred in the operation of the
          --------
Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or Administrator or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

                  PURCHASE AND REDEMPTION OF SHARES

          The following information supplements and should be read in
          -----------------------------------------------------------
conjunction with the sections in the Portfolios' Prospectus entitled
--------------------------------------------------------------------
"How to Buy Shares" and "How to Redeem Shares."
---------------------------------------------

          Terms of Purchase.  The Fund reserves the right to reject
          -----------------
any purchase order and to change the amount of the minimum investment and subsequent purchases in the Portfolios.

          Sales Loads.  (Applicable to Investor Shares Only)  The
          -----------
scale of sales loads applies to purchases of Investor Shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense. The term "purchaser" shall not include an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children and such individual and/or spouse purchasing securities on behalf of his or her IRA, Keogh Plan or 403(b)(7) Plan to the extent such 403(b)(7) Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), custodial account or under certain employee benefit plans or other programs due to concerns that such aggregation might constitute a prohibited transaction under the Code or ERISA.

          Reopening an Account.  An investor may reopen an account
          --------------------
with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

          Stock Certificates; Signatures.  Any certificate
          ------------------------------
representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Fund's Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Signature-guaranties may not be provided by notaries public. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature.

          Redemption Commitment.  Each Portfolio has committed itself
          ---------------------
to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

          Suspension of Redemptions.  The right of redemption may be
          -------------------------
suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets the Portfolio normally utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.

                   DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in
          -----------------------------------------------------------
conjunction with the section in the Portfolios' Prospectus entitled
-------------------------------------------------------------------
"How to Buy Shares."
------------------


          General.  Expenses and fees, including the advisory fee and
          -------
fees paid by Investor Shares pursuant to the Distribution Plan, are accrued daily and taken into account for the purpose of determining the net asset value of Portfolio shares.

          Capital Growth Portfolio.  The Portfolio's securities,
          ------------------------
including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Adviser. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Directors.

          Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.



          Investment Grade Bond Portfolio and Short-Intermediate
          ------------------------------------------------------
Duration Bond Portfolio.  Each of these Portfolio's investments are
-----------------------
valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Directors.
The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board of Directors.

          Tennessee Tax Exempt Bond Portfolio.  The Tennessee Tax
          -----------------------------------
Exempt Bond Portfolio's investments are valued by the Service. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the Portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board of Directors.


          New York Stock Exchange Closing.  The holidays (as
          -------------------------------
observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.

                       PERFORMANCE INFORMATION

          The following information supplements and should be read in
          -----------------------------------------------------------
conjunction with the section in the Portfolios' Prospectus entitled
-------------------------------------------------------------------
"Performance Information."
------------------------

          The Short-Intermediate Duration Bond Portfolio's yield, with respect to Investor Shares, for the 30-day period ended

December 31, 1994 was 6.13%. The Tennessee Tax Exempt Bond Portfolio's yield, with respect to Investor Shares, for the 30-day period ended December 31, 1994 was 4.96%. Each Portfolio's yield reflects the absorption of certain expenses and/or waiver of fees, without which the yield for the 30-day period ended December 31, 1994 would have been 5.88% for the Short-Intermediate Duration Bond Portfolio and 4.72% for the Tennessee Tax Exempt Bond Portfolio. Current yield is computed pursuant to a formula which operates as follows: The amount of the Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned by the Portfolio during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

          Based upon a combined 1994 Federal and Tennessee income tax rate of 41.865%, the Tennessee Tax Exempt Bond Portfolio's tax equivalent yield for the 30-day period ended December 31, 1994 was 8.53%. Absent the expense absorption and fee waiver then in effect, the Portfolio's tax equivalent yield for such period would have been 8.12%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax exempt.

          The tax equivalent yield quoted above represents the application of the highest Federal and State of Tennessee marginal personal income tax rates presently in effect. For Federal personal income tax purposes, a 39.60% tax rate has been used. For Tennessee personal income tax purposes, a 6.00% tax rate has been used. For the fiscal period ended December 31, 1994, 62.5% of the Tennessee Tax Exempt Bond Portfolio's assets were invested in Tennessee Municipal Obligations, which reduced the effect of the State's tax rate to 3.75%. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

           Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of the Investor Class the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase.

          The Short-Intermediate Duration Bond Portfolio's total return, with respect to Investor Shares, for the period March 28, 1994 (commencement of operations) through December 31, 1994 was -2.60%. The Tennessee Tax Exempt Bond Portfolio's total return, with respect to Investor Shares, for the period March 28, 1994 (commencement of operations) through December 31, 1994 was -5.55%. Total return is calculated by subtracting the amount of the maximum offering price per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the maximum offering price per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period of Investor Shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Investor Shares, which, if reflected, would reduce the performance quoted. Based on net asset value per share, the total return for the Short-Intermediate Duration Bond Portfolio and Tennessee Tax Exempt Bond Portfolio for the period from March 28, 1994 (commencement of operations) through December 31, 1994 was 0.42% and -2.63%, respectively.


          The Capital Growth Portfolio and the Investment Grade Bond Portfolio had not commenced operations as of the date of the financial statements, and, therefore, no performance data for such Portfolios is provided.


          From time to time, advertising materials for a Portfolio may refer to or discuss current or past business, political, economic or financial conditions, such as U.S. monetary or fiscal policies and actual or proposed tax legislation. In addition, from time to time, advertising materials for a Portfolio may include information concerning retirement and investing for retirement, average life expectancy and pension and social security benefits.


                  DIVIDENDS, DISTRIBUTION AND TAXES

          The following information supplements and should be read in
          -----------------------------------------------------------
conjunction with the section in the Portfolios' Prospectus entitled
-------------------------------------------------------------------
"Dividends, Distributions and Taxes."
-----------------------------------


          Management of the Fund believes that the Short-Intermediate Duration Bond Portfolio and the Tennessee Tax Exempt Bond Portfolio have qualified as a "regulated investment company" under the Code for the fiscal year ended December 31, 1994. It is expected that the Capital Growth Portfolio and Investment Grade Bond Portfolio will qualify as regulated investment companies under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. To qualify as a regulated investment company, the Portfolio must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and net short-term capital gain), must derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and must meet certain asset diversification and other requirements. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in "Dividends, Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder holds shares for six months or less and has received a capital gain dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain dividend received.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial futures and options, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code.

          Under Section 1256 of the Code, gain or loss realized by the Portfolio from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

          Offsetting positions held by a Portfolio involving financi-al futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 988 and 1256. If the Portfolio was treated as entering into straddles by reason of its futures or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain.

          Investment by a Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing such Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain realized from the disposition of market discount bonds will be treated as ordinary income under Section 1276 of the Code. A market discount bond is defined as any bond purchased by a Portfolio after April 30, 1993, and after its original issuance, at a price below its face or accredited value. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

                        PORTFOLIO TRANSACTIONS


          General.  Transactions are allocated to various dealers by
          -------
the Portfolios' investment personnel in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected to act on an agency basis for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. No brokerage commissions have been paid to date.


          To the extent research services are furnished by brokers through which the Portfolio effects securities transactions, the Adviser may use such information in advising other funds or accounts it advises and, conversely, to the extent research services are furnished to the Adviser by brokers in connection with other funds or accounts the Adviser advises, the Adviser also may use such information in advising the Portfolios. Although it is not possible to place a dollar value on these services, if they are provided, it is the opinion of the Adviser that the receipt and study of any such services should not reduce the overall expenses of its research department.


          Capital Growth Portfolio.  Brokers also are selected
          ------------------------
because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more clients the Adviser might advise being engaged simultaneously in the purchase or sale of the same security. Portfolio turnover may vary from year to year, as well as within a year. It is anticipated that in any fiscal year, the turnover rate for the Portfolio generally should be less than 100%. Higher turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          When transactions are executed in the over-the-counter market, the Adviser will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

          The Fund's Board of Directors has determined, in accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, that any portfolio transaction for the Portfolio may be executed by certain brokers that are affiliates of the Adviser when such broker's charge for the transaction does not exceed the usual and customary level.

          Investment Grade Bond Portfolio, Short-Intermediate
          ---------------------------------------------------
Duration Bond Portfolio and Tennessee Tax Exempt Bond Portfolio.
---------------------------------------------------------------
Purchases and sales of portfolio securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by the Portfolio for such purchases and sales. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.


                   INFORMATION ABOUT THE PORTFOLIOS

          The following information supplements and should be read in
          -----------------------------------------------------------
conjunction with the section in the Portfolios' Prospectus entitled
-------------------------------------------------------------------
"General Information."
--------------------

          Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the election of directors from the separate voting requirements of the Rule.

          Each Portfolio will send annual and semi-annual financial statements to all its shareholders.

          As of April 17, 1995, the following shareholders beneficially owned, directly or indirectly, 5% or more of the indicated Portfolio's outstanding shares:

                                                 Percent of
                                                 Total Investor
Name and Address                                 Shares Outstanding
----------------                                 ------------------

SHORT-INTERMEDIATE DURATION BOND PORTFOLIO:

First American Trust Company                     95.79%
Attn:  Cash Management
800 First American Center
Nashville, TN  37237

TENNESSEE TAX EXEMPT BOND PORTFOLIO:

First American Trust Company                     94.95%
Attn:  Cash Management
800 First American Center
Nashville, TN  37237

          A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

    CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                     AND INDEPENDENT AUDITORS


           The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of each Portfolio's investments. BISYS Fund Services, Inc., an affiliate of the Administrator, 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Fund's transfer and dividend disbursing agent (the "Transfer Agent"). Under the transfer agency agreement with the Fund, the Transfer Agent maintains shareholder account records for the Fund, handles certain communications between shareholders and the Fund and pays dividend and distributions payable by the Fund.
For these services, the Transfer Agent receives a monthly fee compiled on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Neither The Bank of New York nor BISYS Fund Services, Inc. has any part in determining the investment policies of any Portfolio or which securities are to be purchased or sold by a Portfolio.


          Stroock & Stroock & Lavan, 7 Hanover Square, New York,
New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of Common Stock being sold pursuant to the Portfolios' Prospectus.

          KPMG Peat Marwick LLP, 345 Park Avenue, New York, New
York 10154, independent auditors, have been selected as each Portfolio's auditors.

                             APPENDIX


          Description of certain ratings assigned by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"):


S&P

Bond Ratings
------------

                               AAA

          Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                AA

          Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                A

          Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                               BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                BB

          Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

          S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating
-----------------------

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Bond Ratings
------------

                               Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                               Baa

          Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor
                   ----
poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating
-----------------------

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings
------------

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                               AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                               BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                BB

          Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings
------------------

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                               F-1+

          Exceptionally Strong Credit Quality.  Issues assigned
          -----------------------------------
this rating are regarded as having the strongest degree of assurance for timely payment.

                               F-1

          Very Strong Credit Quality.  Issues assigned this
          --------------------------
rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                               F-2

          Good Credit Quality.  Issues carrying this rating have
          -------------------
a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings
------------

                               AAA

          Bonds rated AAA are considered highest credit quality.
The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                AA

          Bonds rated AA are considered high credit quality.
Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                A

          Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                               BBB

          Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

                                BB

          Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

          Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating
-----------------------

          The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

THE INFINITY MUTUAL FUNDS, INC.
VALUESTAR SHORT-INTERMEDIATE DURATION BOND PORTFOLIO

Portfolio of Investments
December 31, 1994

                                                        Principal
                                              Maturity   Amount       Value
                                        Rate    Date      (000)      (Note 2)
                                        ----    ----      -----      --------

LONG-TERM INVESTMENTS--70.2%
U.S. Government Obligations--19.0%
U.S. Treasury Notes--19.0%
  U.S. Treasury Note                    6.875% 7/31/99   $2,100   $ 2,023,875
  U.S. Treasury Note                    6.375  7/15/99    4,500     4,253,940
  U.S. Treasury Note                    6.00  11/30/97    3,400     3,243,158
  U.S. Treasury Note                    5.875  3/31/99    3,000     2,789,130
  U.S. Treasury Note                    5.50   2/28/99    2,500     2,297,375
  U.S. Treasury Note                    5.125  4/30/98    1,300     1,198,626
  U.S. Treasury Note                    4.75   9/30/98    2,100     1,892,793
                                                                  -----------
Total U.S. Government Obligations
  (cost $18,315,008)                                               17,698,897
                                                                  -----------

U.S. Government Agency Notes--13.3%
  Federal National Mortgage Assoc. 7.64 6/16/04 1,250 1,180,250 Government National Mortgage Assoc.,
    Pool #376589                        8.50   9/15/09    2,040     2,043,824
  Government National Mortgage Assoc.,
    Pool #392814                        8.50  12/15/09    1,480     1,483,079
  Government National Mortgage Assoc.,
    Pool #392770                        8.50  12/15/09    1,038     1,039,802
  Government National Mortgage Assoc.
    Midget                              8.00   8/15/08    1,986     1,948,378
  Government National Mortgage Assoc.
    Midget                              8.00  11/15/09    1,955     1,917,277
  Government National Mortgage Assoc.,
    Pool #392085                        7.50   4/15/09      974       934,103
  Government National Mortgage Assoc.,
    Pool #368641                        7.50   4/15/09      933       894,753
  Government National Mortgage Assoc.,
    Pool #345752                        7.50   6/15/09      960       920,489
                                                                  -----------
Total U.S. Government Agency Notes
  (cost $12,614,386)                                               12,361,955
                                                                  -----------



See Notes to Financial Statements.

                                                           Principal
                           Moody's/S&P           Maturity   Amount      Value
                             Ratings     Rate      Date      (000)    (Note 2)
                             -------     ----      ----      -----    --------

Corporate Obligations--37.9%
Corporate Bonds--26.1%
  Bell Atlantic Financial
    Services, Inc.            A1/A       6.625%  11/30/97  $2,700  $ 2,588,625
  Dow Capital BV              A1/A       8.25     2/15/96   1,300    1,309,750
  Gannett Co.                 Aa3/AA-    5.25     3/01/98   2,700    2,484,000
  General Electric Co.        Aaa/AAA    7.875    5/01/96   1,000    1,005,000
  Houston Industries, Inc.    Baa2/BBB   7.25    12/01/96   3,350    3,295,562
  International Lease
    Financial Corp.           NR/A+      5.625    3/01/98   2,250    2,089,687
  MCI Communications Corp.    A2/A-      7.625   11/07/96   2,250    2,238,750
  New England Telephone &
    Telegraph                 Aa2/AA-    6.25    12/15/97   1,700    1,615,000
  Norwest Financial, Inc.     Aa3/AA-    6.00     8/15/97   2,100    2,000,250
  Pepsico, Inc.               A1/A       6.125    1/15/98   1,000      952,500
  Public Service Electric &
    Gas Co.                   A2/A-      6.875    6/01/97     600      585,750
  Union Pacific Corp.,
    Equipment Trust           Aa1/AA+    6.44     1/15/98   2,700    2,585,250
  Wal-Mart Stores             Aa1/AA     5.50     3/01/98   1,700    1,578,875
                                                                   -----------
                                                                    24,328,999
                                                                   -----------

Medium Term Notes--11.8%
  Associates Corp. of
    North America             A1/AA-     6.59     1/12/98   2,400    2,301,000
  Cooper Industries           A2/A       7.67    10/15/96   1,300    1,293,500
  Florida Power & Light Co.   A2/A       6.20     2/02/98   2,000    1,902,500
  Ford Motor Credit Corp.     A2/A       6.65     1/26/98     500      480,625
  General Electric
    Capital Corp.             Aaa/AAA    6.875    4/15/00     500      475,625
  Kansas City Power & Light   A1/A-      5.75     3/03/98   2,750    2,578,125
  Southwestern Bell
    Telephone Co.             A1/A+      5.08    10/13/98   2,200    1,977,250
                                                                   -----------
                                                                    11,008,625
                                                                   -----------
Total Corporate Obligations
  (cost $36,226,752)                                                35,337,624
                                                                   -----------
Total Long-Term Investments
  (cost $67,156,146)                                                65,398,476
                                                                   -----------

SHORT-TERM INVESTMENTS--28.7%
Corporate Obligations--6.9%
Medium Term Notes--6.9%
  Eastman Kodak Credit Corp.  A3/A-      7.95%    8/21/95  $1,800  $ 1,811,250
  Ford Motor Credit Corp.     A2/A       8.75     1/15/95     500      500,000
  Public Service Electric &
    Gas Co.                   A2/A-      6.00     6/01/95     500      498,750
  Salomon Inc.                A3/A-      4.33     2/16/95   3,100    3,092,250
  Virginia Electric & Power   A2/A       8.55     5/15/95     500      502,500
                                                                   -----------
Total Corporate Obligations
  (cost $6,422,620)                                                  6,404,750
                                                                   -----------

U.S. Government Agency Note--4.3%
Federal National Mortgage Assoc.
  (cost $3,997,378)                      5.90     1/05/95   4,000    3,997,378
                                                                   -----------

Commercial Paper--3.2%
General Electric Capital Corp.
  (cost $2,982,150)           P1/A1+     5.95     2/06/95   3,000    2,982,150
                                                                   -----------

U.S. Government Obligation--1.8%
U.S. Treasury Note
  (cost $1,733,908)                      8.50    11/15/95   1,700    1,719,550
                                                                   -----------

                                                           Principal
                           Moody's/S&P           Maturity   Amount      Value
                             Ratings     Rate      Date      (000)    (Note 2)
                             -------     ----      ----      -----    --------

Repurchase Agreement--6.4%
  Repurchase Agreement with
    J.P.  Morgan & Co., dated
    12/30/94, with a maturity
    value of $6,003,967
    (See Footnote A)
    (cost $6,000,000)                    5.95     1/03/95   6,000    6,000,000
                                                                   -----------



See Notes to Financial Statements.

                                                       Shares       Value
                                                       (000)       (Note 2)
                                                       -----       --------

Regulated Investment Companies--6.1%
  AIM Stic Prime Portfolio                             2,783    $ 2,783,140
Emerald Prime Fund                                     2,916      2,916,402
                                                                -----------

Total Regulated Investment Companies
  (cost $5,699,542)                                               5,699,542
                                                                -----------

Total Short-Term Investments (cost $26,835,598)                  26,803,370
                                                                -----------

Total Investments in Securities
  (cost $93,991,744)--98.9%                                      92,201,846
Other assets in excess of liabilities--1.1%                         987,464
                                                                -----------
NET ASSETS--100.0%                                              $93,189,310
                                                                ===========


Footnote A:

     Collateralized by $7,070,141 Government National Mortgage Association (GNMAs) with various coupon rates and maturities ranging from 12/15/08 to 8/15/24; with an aggregate value of $6,121,405.



See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.--
VALUESTAR SHORT-INTERMEDIATE DURATION BOND PORTFOLIO

Statement of Assets and Liabilities
December 31, 1994

Assets
  Investments in securities, at value
    (cost $87,991,744)                               $86,201,846
  Repurchase agreement (cost $6,000,000)               6,000,000
  Interest receivable                                  1,166,046
  Receivable for Portfolio shares sold                   120,307
  Receivable for securities sold                          10,236
  Deferred organization costs and prepaid expenses        57,244
                                                     -----------
Total assets                                          93,555,679
                                                     -----------

Liabilities
  Advisory fees payable                                   38,116
  Administration fees payable                             11,435
  Dividends payable                                      244,151
  Payable for Portfolio shares redeemed                   31,000
  Accrued expenses                                        41,667
                                                     -----------
Total liabilities                                        366,369
                                                     -----------

Net Assets                                           $93,189,310
                                                     ===========

Shares Outstanding ($0.001 par value, 250 million
  shares authorized)                                   9,643,891
                                                       =========

Calculation of Maximum Offering Price
  Net asset value per share                                $9.66
  Sales charge--3.0% of public offering price               0.30
                                                           -----
Maximum Offering Price                                     $9.96
                                                           =====

Composition of Net Assets:
  Shares of common stock, at par                     $     9,644
  Additional paid-in capital                          95,001,369
  Net unrealized depreciation of investments          (1,789,898)
  Accumulated net realized losses                        (31,805)
                                                     -----------
Net Assets, December 31, 1994                        $93,189,310
                                                     ===========



See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
VALUESTAR SHORT-INTERMEDIATE DURATION BOND PORTFOLIO

Statement of Operations
For the period March 28, 1994 (commencement of operations) through December 31, 1994

Investment Income
Interest                                                           $2,353,102
Expenses
  Advisory fees                                         $ 193,049
  Administration fees                                      57,915
  Distribution expenses                                    96,464
  Custodian fees and expenses                              44,811
  Audit fees                                               25,364
  Transfer agent fees and expenses                         22,931
  Legal fees                                               15,292
  Reports to shareholders                                  15,219
  Registration fees                                        10,014
  Amortization of organization expenses                     4,905
  Directors' fees                                           3,275
  Other expenses                                            4,231
                                                        ---------
                                                          493,470
  Less:  Fee waivers and expense reimbursements by the
    Adviser, Administrator and Distributor               (172,180)    321,290
                                                        ---------  ----------
Net Investment Income                                               2,031,812
                                                                   ----------

Realized and Unrealized Loss on Investments
  Net realized loss on securities transactions                        (31,805)
  Net change in unrealized depreciation of investments             (1,789,898)
                                                                   ----------
Net Loss on Investments                                            (1,821,703)
                                                                   ----------
Net Increase in Net Assets Resulting from Operations               $  210,109
                                                                   ==========



See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
VALUESTAR SHORT-INTERMEDIATE DURATION BOND PORTFOLIO

Statement of Changes in Net Assets
For the period March 28, 1994 (commencement of operations) through December 31, 1994

Increase (Decrease) in Net Assets
Operations
  Net investment income                                          $  2,031,812
  Net realized loss on securities transactions                        (31,805)
  Net change in unrealized depreciation of investments             (1,789,898)
                                                                 ------------
  Net increase in net assets resulting from operations                210,109
                                                                 ------------
Dividends to shareholders from net investment income               (2,031,812)
                                                                 ------------
Portfolio Share Transactions
  Net proceeds from shares subscribed                             105,102,765
  Net asset value of shares issued to shareholders in
    reinvestment of dividends                                       1,407,537
  Cost of shares redeemed                                         (11,499,289)
                                                                 ------------
  Net increase in net assets from Portfolio share transactions     95,011,013
                                                                 ------------
Total Increase                                                     93,189,310
Net Assets
  Beginning of period                                                       0
                                                                 ------------
  End of period                                                  $ 93,189,310
                                                                 ============




See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
VALUESTAR TENNESSEE TAX EXEMPT BOND FUND

Portfolio of Investments
December 31, 1994

                                                             Principal
                               Moody's/S&P Maturity           Amount     Value
                                 Ratings     Rate      Date    (000)    (Note 2)
                                 -------     ----      ----    -----    --------

LONG-TERM INVESTMENTS--98.4%
MUNICIPAL BONDS--98.4%
California--1.8%
California Public Works Board,
  Various Universities, Ser. A    A1/A      6.375%  11/01/14   $600   $  556,500
Gilroy Unified School District,
  Certificates of Participation Aaa/AAA 6.25 9/01/12 500 474,375 Gilroy Unified School District,
  Certificates of Participation   Aaa/AAA   6.00     9/01/07    500      476,875
                                                                      ----------
                                                                       1,507,750
                                                                      ----------

Georgia--1.2%
Metropolitan Atlanta Rapid
  Transit Authority, Sales
  Tax Revenue, Ser. K             A1/AA-    7.30     7/01/05  1,000    1,062,500
                                                                      ----------

Hawaii--0.5%
Honolulu City & County
  Refunding & Improvement,
  Ser. B                          Aa/AA     5.20    10/01/04    500      460,625
                                                                      ----------

Illinois--2.9%
Illinois Regional
  Transportation Authority,
  General Obligation, Ser. D
  (FGIC Insured)                  Aaa/AAA   7.00     6/01/13  1,000    1,026,250
Illinois State Sales Tax
  Revenue, Ser. O                 Aa/AAA    6.50     6/15/13  1,500    1,466,250
                                                                      ----------
                                                                       2,492,500
                                                                      ----------

Indiana--0.6%
Indianapolis Local Public
  Improvement Board, Ser. B       Aa/AA+    6.00     1/10/13    600      558,000
                                                                      ----------

Louisiana--0.7%
Louisiana Public Facilities
  Authority, Hospital Revenue
  Refunding, Lafayette
  General Medical Center
  Project                         Aaa/AAA   6.10%   10/01/05   $600   $  597,750
                                                                      ----------

Nevada--0.9%
Washoe County School
  District, Ser. A
  (AMBAC Insured)                 Aaa/AAA   6.20     4/01/10    725      743,125
                                                                      ----------

North Carolina--0.8%
North Carolina Eastern
  Municipal Power Agency,
  Ser. B                          A/A-      6.125    1/01/09    775      707,188
                                                                      ----------

                                                             Principal
                               Moody's/S&P Maturity           Amount     Value
                                 Ratings     Rate      Date    (000)    (Note 2)
                                 -------     ----      ----    -----    --------

Pennsylvania--2.4%
Pennsylvania State Higher
  Educational Facilities
  Authority, College &
  University Revenues,
  Temple University
  (MBIA Insured)                  Aaa/AAA   7.40    10/01/10  2,000    2,067,500
                                                                      ----------

South Dakota--0.7%
South Dakota Housing
  Development Authority,
  Home Ownership
  Mortgage, Ser.  D               Aa1/AA+   6.25     5/01/06    600      591,000
                                                                      ----------

Tennessee--68.4%
Anderson County Health and
  Education Facility Board
  Revenue, Methodist
  Medical Center, Oakridge        A1/NR     7.00     7/01/11    300      302,625
Anderson County Health and
  Education Facility Board
  Revenue, Methodist
  Medical Center, Oakridge        A1/NR     5.70     7/01/08  1,100      984,500
Anderson County Health and
  Education Facility Board
  Revenue, Methodist
  Medical Center, Oakridge        A1/NR     4.85     7/01/00    750      706,875
Anderson County Rural High
  School (Prerefunded
  1/01/98 @ 102)                  A1/NR     6.85     1/01/07    220      232,375
Blount County Hospital
  Revenue, Ser.  B
  (MBIA Insured)                  Aaa/AAA   6.20     7/01/99    300      303,375
Bradley County Hospital
  Revenue, Ser.  A
  (AMBAC Insured)                 Aaa/AAA   5.50%    3/01/10 $  500   $  452,500
Bradley County Hospital
  Revenue, Ser.  A
  (AMBAC Insured)                 Aaa/AAA   5.50     3/01/11    300      267,750
Bradley County Hospital
  Revenue, Ser.  A
  (AMBAC Insured)                 Aaa/AAA   5.50     3/01/12    500      444,375
Chattanooga Health,
  Education and Housing
  Facilities, Memorial
  Hospital Project,
  Ser.  A (MBIA Insured)          Aaa/AAA   6.30     9/01/06    300      302,250
Clarksville Electric System
  Revenue Refunding and
  Improvement (Prerefunded
  9/01/00 @ 102)                  A/NR      6.65     9/01/05    105      111,300
Clarksville Electric System
  Revenue Refunding and
  Improvement                     A/NR      5.00     9/01/05    300      268,875
Clarksville Electric System
  Revenue Refunding and
  Improvement                     A/NR      4.50     9/01/01    400      368,500
Clarksville Public Building
  Authority, Refunding-
  Pooled Loan Program             NR/AA     4.00    12/01/96  1,215    1,186,144
Clarksville Water, Sewer and
  Gas Revenue (MBIA Insured)      Aaa/AAA   5.50     2/01/98    150      150,750

                                                             Principal
                               Moody's/S&P Maturity           Amount     Value
                                 Ratings     Rate      Date    (000)    (Note 2)
                                 -------     ----      ----    -----    --------

Franklin Special School
  District Limited Tax,
  Schools Refunding Boards,
  Ser. B (Prerefunded
  6/01/97 @ 102)                  A1/NR     6.60     6/01/05    510      533,587
Hamilton County General
  Obligation Bond, Ser.  A        Aa/NR     5.50    10/01/07    200      186,500
Hamilton County Industrial
  Development Board, Lease
  Rental Revenue (FGIC Insured)   Aaa/AAA   5.50     9/01/02  1,000      965,000
Harpeth Valley Utilities
  District, Davidson and
  Williamson Counties             A1/A      5.625    9/01/07    350      326,812
Harpeth Valley Utilities
  District, Davidson and
  Williamson Counties             A1/A      5.50     9/01/11    600      531,000
Hawkins County General
  Obligation Bond                 A/NR      6.25     5/01/03    300      303,375
Jackson Water and Sewer
  Revenue Refunding (AMBAC
  Insured)                        Aaa/AAA   5.00     1/01/07    535      467,456
Johnson City School Sales Tax
  (AMBAC Insured)                 Aaa/AAA   6.60     5/01/10  1,000    1,010,000
Kingsport Public Improvement,
  General Obligation              A1/A+     5.90%    9/01/07 $1,300  $ 1,261,000
Kingsport Public Improvement,
  General Obligation Bond         A1/A+     5.80     9/01/06    615      597,319
Kingsport Water System
  Improvement Refunding,
  General Obligation Bond         A1/NR     6.90     4/01/03    105      112,087
Kingsport Water System
  Improvement Refunding,
  General Obligation Bond         A1/NR     6.85     4/01/02    100      106,375
Kingsport Water System
  Improvement Refunding,
  General Obligation Bond         A1/NR     6.80     4/01/01    300      317,625
Knox County First Utility
  District, A286 Water and
  Sewer, Ser. A (MBIA Insured)    A1/AA-    6.00    12/01/11  1,000      941,250
Knox County Health and
  Education Housing Facility
  Board, Hospital Facility
  Revenue, Fort Sanders
  Alliance Obligation
  (MBIA Insured)                  Aaa/AAA   7.25     1/01/09    600      641,250
Knox County Health and
  Education Housing Facility
  Board, Hospital Facility
  Revenue, Fort Sanders
  Alliance Obligation,
  Ser.  C (MBIA Insured)          Aaa/AAA   7.00     1/01/08  1,300    1,397,500
Knox County, Ser.  A              Aa/NR     6.40     4/01/08    400      414,500
Knoxville Airport General
  Obligation, Ser.  G             A1/AA-    4.65     7/01/01    300      280,125
Knoxville Gas Revenue,
  Refunding and Improvement,
  Ser.  E                         A1/AA     5.90    3/01/10     305      284,413
Knoxville Gas Revenue,
  Refunding and Improvement,
  Ser.  E                         A1/AA     5.90    3/01/11     305      282,125
Knoxville Gas Revenue,
  Refunding and Improvement,
  Ser.  E                         A1/AA     5.90    3/01/12   1,315    1,206,512

                                                             Principal
                               Moody's/S&P Maturity           Amount     Value
                                 Ratings     Rate      Date    (000)    (Note 2)
                                 -------     ----      ----    -----    --------

Knoxville Gas Revenue,
  Refunding and Improvement,
  Ser.  E                         A1/AA     5.90     3/01/13    695      633,319
Knoxville Refunding and
  Improvement, Ser.  A            A1/AA-    6.50     5/01/07    300      301,875
Knoxville Refunding and
  Improvement, Ser.  A            A1/AA-    6.20     5/01/04    300      301,875
Knoxville Refunding and
  Improvement, Ser.  A            A1/AA-    5.90     5/01/00    750      758,438
Knoxville Sewer General
  Obligation Bond                 A1/AA-    5.50%    4/01/99 $  260   $  260,975
Knoxville Water Revenue,
  Refunding and Improvement,
  Ser.  M                         Aa/AA     5.25     3/01/13  1,410    1,216,125
Madison County Hospital
  Authority Revenue, Jackson
  Madison General Hospital        A1/A      6.60     4/01/97    300      306,750
Madison County Hospital
  Authority Revenue, Jackson
  Madison General Hospital        A1/A      6.40     4/01/96    300      303,750
Memphis Electric System
  Revenue Refunding               Aa/AA     5.80     1/01/03  1,000    1,005,000
Memphis Electric System
  Revenue Refunding               Aa/AA     4.20     1/01/01    720      652,500
Memphis Electric System
  Revenue Refunding, Ser. A Aa/AA 4.60 1/01/97 750 740,625 Memphis General Obligation
  Bond, Ser.  A (Prerefunded
  7/01/98 @ 100.75)               Aa/AA     6.40     7/01/01    165      170,981
Memphis General Obligation
  Bond                            Aa/AA     5.90     5/01/99    150      150,187
Memphis General Obligation
  Bond                            Aa/AA     5.25     3/01/12    635      549,275
Memphis General Obligation
  Bond                            Aa/AA     5.25     3/01/13    285      244,031
Memphis General Obligation
  Bond                            Aa/AA     5.10     3/01/09    150      131,063
Memphis Sanitation and Sewer
  System Revenue (Prerefunded
  8/01/97 @ 101.75)               Aa/NR     7.00     8/01/02    300      315,375
Memphis Sanitation and Sewer
  System Revenue                  Aa/AA     5.50    10/01/13  1,300    1,132,625
Memphis Sanitation and Sewer
  System Revenue Ser.  A          Aa/AA     5.25    10/01/09    505      445,031
Memphis Sanitation and Sewer
  System Revenue Ser.  A          Aa/AA     5.20    10/01/08    515      457,706
Memphis-Shelby County Airport
  Authority Revenue Refunding
  (MBIA Insured)                  Aaa/AAA   5.60     9/01/10    600      543,750
Memphis-Shelby County Airport
  Authority Revenue Refunding
  (MBIA Insured)                  Aaa/AAA   4.90     9/01/01    200      188,500
Memphis-Shelby County Airport
  Authority Revenue Refunding
  (MBIA Insured)                  Aaa/AAA   4.75%    9/01/00 $  100   $   94,750
Memphis Water Revenue
  Refunding                       Aa/AA     5.20     1/01/09    300      264,000
Memphis Water Revenue
  Refunding                       Aa/AA     4.90     1/01/03    300      279,000
Memphis Water Revenue,
  Ser.  A                         Aa/AA     6.00     1/01/12    600      559,500
Metro Nashville & Davidson
  County Airport Authority,
  Ser.  B (FGIC Insured)
  (Prerefunded 7/01/01 @ 102)     Aaa/AAA   6.50     7/01/11    600      633,750
Metro Nashville & Davidson
  County Electric Revenue,
  Ser.  L                         Aaa/AAA   6.40     7/01/01    205      212,687

                                                             Principal
                               Moody's/S&P Maturity           Amount     Value
                                 Ratings     Rate      Date    (000)    (Note 2)
                                 -------     ----      ----    -----    --------

Metro Nashville & Davidson
  County Electric Revenue,
  Ser.  A                         Aa/AA     6.00     5/15/12    300      282,375
Metro Nashville & Davidson
  County Energy Facility
  Revenue (BIG Insured)           Aaa/AAA   6.90     7/01/97    300      311,625
Metro Nashville & Davidson
  County General Obligation
  Bond                            Aa/AA     6.60    12/01/08    600      608,250
Metro Nashville & Davidson
  County General Obligation
  Bond                            Aa/AA     6.20    12/01/09    600      590,250
Metro Nashville & Davidson
  County General Obligation
  Bond                            Aa/AA     6.30    12/01/01    700      724,500
Metro Nashville & Davidson
  County Water and Sewer
  Revenue (AMBAC Insured)         Aaa/AAA   6.00     1/01/08  1,100    1,043,625
Metro Nashville & Davidson
  County Water and Sewer
  Revenue                         Aaa/AAA   5.75     1/01/15  3,200    2,876,000
Montgomery County School
  Utility, General Obligation
  Bond                            A/NR      6.10     1/01/02    250      251,875
Montgomery County School
  Utility, General Obligation
  Bond                            A/NR      6.00     1/01/01    250      251,563
Mursfreeboro Housing Authority,
  Multi-Family Housing,
  Westbrook Towers Project        NR/A      5.875    1/15/10  1,625    1,486,875
Nashville New Public Housing
  Authority                       Aaa/AAA   5.00     8/01/10    575      508,156
Shelby County General
  Obligation Bond, Ser.  A        Aa/AA+    6.50     3/01/05    225      235,406
Shelby County General
  Obligation Bond, Ser.  A        Aa/AA+    6.10%    3/01/01 $  200   $  202,500
Shelby County General
  Obligation Bond, Ser.  A        Aa/AA+    5.25     3/01/11    900      785,250
Shelby County General
  Obligation Bond, Ser. B         Aa/AA+    6.00     3/01/09    600      578,250
Shelby County Health and
  Education Facility Board
  Revenue, Multifamily
  Housing, Windsor Apts.          NR/AA     6.50    10/01/07    600      591,750
Shelby County School Boards,
  Ser.  A                         Aa/AA+    6.50     8/01/01    300      307,500
Shelby County Schools General
  Obligation Bond, Ser.  B        Aa/AA+    5.875    3/01/12    970      904,525
Sullivan County Health,
  Education and Housing Board
  Revenue, Holston Valley
  Health Care (MBIA Insured)      Aaa/AAA   6.80     2/15/99    300      315,750
Sullivan County Health,
  Education and Housing Board
  Revenue, Holston Valley
  Health Care (MBIA Insured)      Aaa/AAA   7.20     2/15/09  1,000    1,085,000
Sumner County General
  Obligation Bond                 Aa/NR     4.60     6/01/01  1,425    1,330,594
Tennessee Housing Development
  Agency, Homeownership Program   Aa/AA     6.45     7/01/07    500      488,125
Tennessee Housing Development
  Agency, Homeownership Program   Aa/AA     6.40     7/01/06    750      735,937
Tennessee Housing Development
  Agency, Homeownership Program   Aa/AA     6.35     7/01/05    500      493,125
Tennessee Housing Development
  Agency Mortgage, Ser.  A        A1/A+     5.85     7/01/13  2,500    2,240,625

                                                             Principal
                               Moody's/S&P Maturity           Amount     Value
                                 Ratings     Rate      Date    (000)    (Note 2)
                                 -------     ----      ----    -----    --------

Tennessee Local Development
  Authority Revenue, Community
  Provider-Loan Program           NR/A-     6.70    10/01/05    125      127,344
Tennessee Local Development
  Authority Revenue, Community
  Provider-Loan Program           NR/A-     6.60    10/01/04    225      229,219
Tennessee Local Development
  Authority Revenue, Community
  Provider-Loan Program           NR/A-     6.50    10/01/03    150      152,625
Tennessee Local Development
  Authority Revenue, State
  Loan Program, Ser.  A           A/AA-     6.95     3/01/07    325      329,062
Tennessee Local Development
  Authority Revenue, State
  Loan Program, Ser.  A           A/AA-     6.90%    3/01/06 $  350   $  355,688
Tennessee Local Development
  Authority Revenue, State
  Loan Program, Ser.  A           A/AA-     5.65     3/01/07  1,800    1,687,500
Tennessee School Board
  Authority, Ser.  A              A1/AA     6.75     5/01/11  1,000    1,012,500
Tennessee School Board
  Authority, Ser.  A              A1/AA     6.25     5/01/10    735      703,763
Tennessee School Board
  Authority, Ser.  A              A1/AA     6.25     5/01/11    300      285,375
Tennessee School Board
  Authority, Ser.  A              A1/AA     6.25     5/01/12    340      323,000
Tennessee School Board
  Authority, Ser.  A              A1/AA     5.80     5/01/04    600      589,500
Tennessee School Board
  Authority, Ser.  A              A1/AA     5.75     5/01/03  1,020    1,007,250
Tennessee School Board
  Authority, Higher Education
  Facilities Refunding, Ser. A A1/AA 6.30 5/01/00 750 765,938 Tennessee State General
  Obligation Bond, Ser. B         Aaa/AA+   5.95     6/01/99  1,000    1,027,500
                                                                     -----------
                                                                      58,927,143
                                                                     -----------

Texas--15.5%
Arlington Independent School
  District Refunding and
  Improvement (PSF Guaranteed)    Aaa/NR    6.00     2/15/04    600      600,000
Arlington Hospital Authority
  Revenue Refunding, Arlington
  Memorial Hospital
  (MBIA Insured)                  Aaa/AAA   5.40    12/01/12    500      436,250
Austin Utility System
  Revenue, Ser.  C                A/A       6.90     5/15/00    600      635,250
Bexar County, Detention
  Facilities                      Aa/AA     5.25     6/15/12  1,300    1,113,125
El Paso Housing Authority,
  Multifamily Housing Revenue,
  Assorted Projects, Ser.  A      A1/NR     6.25    12/01/09    300      279,750
Georgetown Higher Education
  Financing, Southwestern
  University Project              A1/A+     6.20     2/15/11    650      606,938
Grand Prairie Independent
  School District
  (PSF Guaranteed)                Aaa/AAA   6.40     8/15/05    300      309,750
Greater Texoma Utility
  Authority Revenue Refunding,
  Sherman City Project
  (MBIA Insured)                  Aaa/AAA   5.50%   10/01/08 $  300  $   275,625

                                                             Principal
                               Moody's/S&P Maturity           Amount     Value
                                 Ratings     Rate      Date    (000)    (Note 2)
                                 -------     ----      ----    -----    --------

Greater Texoma Utility
  Authority Revenue Refunding,
  Sherman City Project
  (MBIA Insured)                  Aaa/AAA   5.50    10/01/10    300      270,750
Harris County Toll Roads,
  Senior Lien, Ser.  A
  (MBIA Insured)                  Aaa/AAA   5.90     8/15/07  1,000      961,250
Houston Waterworks and Sewer
  System Revenue Refunding,
  Ser.  B                         A/A       6.75    12/01/08  1,000    1,017,500
Keller Independent School
  District, Limited Tax
  Refunding, Ser.  A              Aaa/NR    6.00     8/15/07    600      585,000
Laredo Sewer System-
  Certificates of Obligation,
  General Obligation Bond
  (MBIA Insured)                  Aaa/AAA   5.625    8/15/11    645      582,919
Mesquite Independent School
  District, Ser.  A
  (PSF Guaranteed)                Aaa/AAA   5.00     8/15/09    810      693,562
Montgomery County Hospital
  District Revenue, Ser.  B       Aaa/AAA   6.55     4/01/09  1,100    1,159,125
New Braunfels Utility Revenue,
  Ser. F (AMBAC Insured)          Aaa/AAA   6.20     7/01/04    500      506,250
Plano Independent School
  District (PSF Guaranteed)       Aaa/AAA   5.50     2/15/10    600      539,250
Spring Branch Independent
  School District, Limited
  Tax Refunding (PSF Guaranteed)  Aaa/AAA   6.80     2/01/06    500      512,500
Texas State Turnpike
  Authority, Dallas North
  Thruway Revenue Refunding
  (AMBAC Insured)                 Aaa/AAA   5.00     1/01/08    500      419,375
Texas Refunding, Veteran's
  Housing Assistance, Ser. C      Aa/AA     6.40     6/01/09    400      393,500
University of Texas Revenue
  Refunding, Ser.  A              Aa1/AA    7.00     8/15/07    500      527,500
Victoria County Hospital
  Revenue, Citizens Medical
  Center (AMBAC Insured)          Aaa/AAA   6.20     1/01/10  1,000      958,750
                                                                     -----------
                                                                      13,383,919
                                                                     -----------

Virginia--1.0%
Virginia College Building
  Authority Refunding,
  Hampton University Project      NR/A+     5.75%    4/01/14 $1,000  $   861,250

Washington--1.0%
Seattle Water System Revenue
  Refunding                       Aa/AA     5.50     6/01/14  1,000      862,500

Total Long-Term Municipal
  Bonds (cost $88,493,148)                                            84,822,750
                                                                     -----------

SHORT-TERM INVESTMENTS--2.6%
MUNICIPAL BOND--1.1%
Tennessee--1.1%
Memphis General Improvement,
  Ser.  B* (LOC: Industrial
  Bank of Japan Ltd)
  (cost $900,000)                 Aa3/A+    5.55     1/03/95    900      900,000

Shares
(000)

Regulated Investment Companies--1.5%
  AIM Tax Free Investors Trust Shares           1,245         1,245,215
  Emerald Tax-Exempt Fund                           3             3,449
                                                            -----------

Total Regulated Investment Companies
  (cost $1,248,664)                                           1,248,664
                                                            -----------

Total Short-Term Investments
  (cost $2,148,664)                                           2,148,664
                                                            -----------

Total Investments
  (cost $90,641,812)--101.0%                                 86,971,414
Liabilities in excess of other assets--(1.0%)                  (844,486)
                                                            -----------
NET ASSETS--100.0%                                          $86,126,928
                                                            ===========


    *          Variable rate security. The maturity date reflects the next rate change date.
 AMBAC    --   American Municipal Bond Assurance Company.
  BIG     --   Bond Investors Guaranty.
 FGIC     --   Financial Guaranty Insurance Company.
 MBIA     --   Municipal Bond Insurance Association.
  PSF     --   Texas Public School Endowment Fund.
  LOC     --   Letter of Credit.



See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
VALUESTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO

Statement of Assets and Liabilities
December 31, 1994

Assets
  Investments at value
    (cost $90,641,812)                                          $86,971,414
  Interest receivable                                             1,605,484
  Receivable for investment securities sold                       3,087,072
  Receivable for Portfolio shares sold                            1,316,000
  Deferred organization costs and prepaid expenses                   57,716
                                                                -----------
Total assets                                                     93,037,686
                                                                -----------

Liabilities
  Advisory fees payable                                              36,556
  Administration fees payable                                        10,985
  Payable for investment securities purchased                     6,102,493
  Payable for Portfolio shares redeemed                             345,481
  Dividends payable                                                 346,057
  Accrued expenses                                                   69,186
                                                                -----------
Total liabilities                                                 6,910,758
                                                                -----------

Net Assets                                                      $86,126,928
                                                                ===========

Shares Outstanding ($0.001 par value,
  250 million shares authorized)                                  9,165,346
                                                                ===========

Calculation of Maximum Offering Price
  Net asset value per share                                           $9.40
  Sales charge--3.0% of public offering price                          0.29
                                                                      -----
Maximum Offering Price                                                $9.69
                                                                      =====

Composition of Net Assets:
  Shares of common stock, at par                                $     9,165
  Additional paid-in capital                                     91,502,570
  Net unrealized depreciation of investments                     (3,670,398)
  Accumulated net realized losses                                (1,714,409)
                                                                -----------
Net Assets, December 31, 1994                                   $86,126,928
                                                                ===========
                                      B-54

THE INFINITY MUTUAL FUNDS, INC.
VALUESTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO

Statement of Operations
For the period March 28, 1994 (commencement of operations) through December 31, 1994

Investment Income
Interest                                                          $ 3,547,386
Expenses
  Advisory fees                                         $ 326,848
  Administration fees                                      98,054
  Distribution expenses                                   163,372
  Custodian fees and expenses                              61,838
  Registration fees                                        29,678
  Audit fees                                                           25,364
  Transfer agent fees and expenses                         22,931
  Legal fees                                                           15,192
  Reports to shareholders                                  11,179
  Directors' fees                                           5,275
  Amortization of organization expenses                     4,905
  Other expenses                                            4,917
                                                        ---------
                                                          769,553
  Less:  Fee waivers by the Adviser, Administrator and
    Distributor                                          (234,563)    534,990
                                                        --------- -----------
Net Investment Income                                               3,012,396
                                                                  -----------

Unrealized Loss on Investments
  Net realized loss on securities transactions                     (1,714,409)
  Net change in unrealized depreciation of investments             (3,670,398)
                                                                  -----------

Net Loss on Investments                                            (5,384,807)
                                                                  -----------

Net Decrease in Net Assets Resulting from Operations              $(2,372,411)
                                                                  ===========

THE INFINITY MUTUAL FUNDS, INC.
VALUESTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO

Statement of Changes in Net Assets
For the period March 28, 1994 (commencement of operations) through December 31, 1994

Increase (Decrease) in Net Assets
Operations
  Net investment income                                          $  3,012,396
  Net realized loss on securities transactions                     (1,714,409)
  Net change in unrealized depreciation of investments             (3,670,398)
                                                                 ------------
  Net decrease in net assets resulting from operations             (2,372,411)
                                                                 ------------

Dividends to shareholders from net investment income               (3,012,396)
                                                                 ------------

Portfolio Share Transactions
  Net proceeds from shares subscribed                             105,070,686
  Net asset value of shares issued to shareholders in
    reinvestment of dividends                                          29,074
  Cost of shares redeemed                                         (13,588,025)
                                                                 ------------
  Net increase in net assets from Portfolio share transactions     91,511,735
                                                                 ------------
Total Increase                                                     86,126,928

Net Assets
  Beginning of period                                                       0
                                                                 ------------
  End of period                                                  $ 86,126,928
                                                                 ============

THE INFINITY MUTUAL FUNDS, INC.
VALUESTAR FUNDS

Notes to Financial Statements

Note 1--General

     The Infinity Mutual Funds, Inc. (the "Fund") was organized as a Maryland corporation on March 6, 1990. The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Fund operates as a series company currently comprising twelve portfolios. The accompanying financial statements and notes relate to the ValueStar Short-Intermediate Duration Bond Portfolio and the ValueStar Tennessee Tax Exempt Bond Portfolio (the "Portfolios") only.

     First American National Bank ("First American") serves as the Portfolios' investment adviser. Concord Holding Corporation ("Concord") serves as the Portfolios' administrator and Concord Financial Group, Inc. (the "Distributor"), a wholly-owned subsidiary of Concord, serves as the distributor of the Portfolios' shares.

     The Portfolios are authorized to issue two classes of shares as follows:
Investor Shares and Trust Shares. Investor Shares and Trust Shares are substantially the same, except that Investor Shares bear the fees that are payable under a plan adopted by the Fund's Board of Directors pursuant to Rule 12b-1 under the Act (the "Distribution Plan") at an annual rate of 0.25% of the average daily net assets of the outstanding Investor Shares. As of December 31, 1994, the Portfolios had only sold Investor Shares.

Note 2--Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

A)   Security Valuation:

     The Portfolios' investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Directors. The Service may use available market quotations, employ electronic data processing techniques and/or matrix system to determine valuations. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased more than 60 days to maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

B)   Security Transactions and Investment Income:

     Security transactions are recorded on trade date. Realized gains and losses on the sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of premium on investments, is accrued daily. Dividend income is recorded on the ex-dividend date.

C)   Repurchase Agreements:

     The Portfolios' custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

D)   Expenses:

     The Portfolios incurred certain costs in connection with their organization. These costs were deferred and are being amortized on a straight-line basis through 1999. The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Direct expenses of a Portfolio are charged to that Portfolio while general Fund expenses are allocated among the Fund's respective portfolios.

E)   Federal Income Taxes:

     For federal income tax purposes, each Portfolio is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Portfolio to meet the requirements of the Code applicable to regulated investment companies, including the requirement that they distribute substantially all of their income to shareholders. Therefore, no federal income tax provision is required.

     At December 31, 1994, the Short-Intermediate Duration Bond Portfolio had a capital loss carryover of approximately $32,000 and the Tennessee Tax Exempt Bond Portfolio had a capital loss carryover of approximately $1,714,000 which are available to offset future net realized capital gains on securities transactions, to the extent provided for in the Code. Such capital loss carryovers will expire in fiscal year 2002.

F)   Dividends and Distributions to Shareholders:

     Dividends are declared daily to shareholders of record at the close of business on the day of declaration and are paid monthly. Distributions of net realized gains, if any, will be paid at least annually. However, to the extent that net realized gains of a Portfolio can be reduced by any capital loss carryovers of that Portfolio, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Note 3--Agreements and Other Transactions with Affiliates

     The Portfolios have entered into an Investment Advisory Agreement with First American, an Administration Agreement with Concord and a Distribution Agreement with the Distributor.

     As Investment Adviser, First American manages the investments of each Portfolio and is responsible for all purchases and sales of each Portfolio's investment securities. For its services, First American is entitled to receive fees, computed daily and paid monthly, at an annual rate of 0.50% of each Portfolio's average daily net assets. For the period March 28, 1994 (commencement of operations) through December 31, 1994, First American voluntarily waived fees from the Short-Intermediate Duration Bond Portfolio and the Tennessee Tax Exempt Bond Portfolio in the amount of $49,660 and $55,056, respectively.

     As Administrator, Concord assists in supervising the operations of the Portfolios. For its services, Concord is entitled to receive fees, computed daily and paid monthly, at the annual rate of 0.15% of each Portfolio's average daily net assets. For the period March 28, 1994 (commencement of operations) through December 31, 1994, Concord waived a portion of its administration fee due from the Short-Intermediate Duration Bond Portfolio and Tennessee Tax Exempt Bond Portfolio in the amount of $13,997 and $16,134, respectively.

     Concord and First American have voluntarily agreed to limit the aggregate expenses of the Short-Intermediate Duration Portfolio (generally including fees payable to Concord and First American) to 0.80% of the Portfolio's average daily net assets. If such expenses exceed this limitation, First American will reimburse the Portfolio for any such expenses. For the period March 28, 1994 (commencement of operations) through December 31, 1994, First American agreed to reimburse expenses in the amount of $12,059 so that the Portfolio could comply with this voluntary limitation.

     Pursuant to the Distribution Plan, each Portfolio pays the Distributor for advertising, marketing and distributing Investor Shares at an annual rate of 0.25% of the average daily net assets of the outstanding Investor Shares. For the period March 28, 1994 (commencement of operations) through December 31, 1994, the Distributor waived all of its distribution fees from the Short-Intermediate Duration Bond Portfolio and the Tennessee Tax Exempt Bond Portfolio.

     Certain officers of the Fund are "affiliated persons" (as defined in the Act) of Concord or the Distributor. Each Director receives an annual fee of $5,000 and a meeting fee of $1,250 per meeting for services relating to all the portfolios constituting the Fund.

Note 4--Securities Transactions

     For the period March 28, 1994 (commencement of operations) through December 31, 1994, the cost of purchases and the proceeds from sales of portfolio securities (excluding short-term investments) were as follows:

                                                    Short-       Tennessee
                                                 Intermediate       Tax
                                                Duration Bond   Exempt Bond
                                                  Portfolio      Portfolio
                                                  ---------      ---------

Purchase of U.S. Government securities           $26,610,775             --
Purchase of other securities                      45,612,954   $123,351,263
Sale of other securities                           1,838,934     33,004,256

     For the period March 28, 1994 (commencement of operations) through December 31, 1994, the cost of each Portfolio's securities for federal income tax purposes was substantially the same as for financial reporting purposes. Accordingly, the Short-Intermediate Duration Bond Portfolio and the Tennessee Tax Exempt Bond Portfolio had net unrealized depreciation of $1,789,898 and $3,670,398, respectively, consisting of gross unrealized appreciation of $0 and $84,731, respectively, and gross unrealized depreciation of $1,789,898 and $3,755,129, respectively.

Note 5--Capital Share Transactions

     At December 31, 1994, there were 1 billion shares of the Portfolios' $0.001 par value common stock authorized of which each Portfolio's Shares are classified into Investor Shares (250 million shares authorized per Portfolio) and Trust Shares (250 million shares authorized per Portfolio).

     Transactions in Investor Shares of each Portfolio are summarized below:

                   SHORT-INTERMEDIATE DURATION BOND PORTFOLIO

                                                                Period Ended
                                                                December 31,
                                                                   1994*
                                                                   -----

Shares sold                                                      10,675,102
Shares issued to shareholders in reinvestment of dividends          143,800
Shares redeemed                                                  (1,175,021)
                                                                 ----------
Net increase                                                      9,643,891
                                                                 ==========

                       TENNESSEE TAX EXEMPT BOND PORTFOLIO

                                                                Period Ended
                                                                December 31,
                                                                   1994*
                                                                   -----

Shares sold                                                      10,586,359
Shares issued to shareholders in reinvestment of dividends            3,062
Shares redeemed                                                  (1,424,075)
                                                                 ----------
Net increase                                                      9,165,346
                                                                 ==========

* For the period March 28, 1994 (commencement of operations) through December 31, 1994.

Note 6--Concentration of Credit Risk

     The Tennessee Tax Exempt Bond Portfolio invests substantially all of its assets in a non-diversified portfolio of tax exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee economic, regional and political developments.

     The Tennessee Tax Exempt Bond Portfolio had the following concentrations by sector at December 31, 1994 (as a percentage of total investments):

General Obligations                                         40.9%
Educational Facilities                                      13.3%
Housing                                                     12.3%
Hospital                                                     9.7%
Utilities                                                    7.0%
Sewer                                                        3.7%
Short-Term Investments                                       2.2%
Turnpike, Road and Bridge Development                        2.2%
Waste Water                                                  2.0%
Sales Tax                                                    1.7%
Transportation                                               1.2%
Airport                                                      1.2%
Lease                                                        1.1%
Water Projects                                               1.0%
Public Facilities                                            0.5%
                                                           -----
                                                           100.0%
                                                           =====
                                      B-60

THE INFINITY MUTUAL FUNDS, INC.
VALUESTAR SHORT-INTERMEDIATE DURATION BOND PORTFOLIO

Financial Highlights

                                                                   Period Ended
                                                                   December 31,
                                                                      1994*
                                                                      -----

Net asset value, beginning of period                                $ 10.00
                                                                    -------
Income from investment operations:
  Net investment income                                                0.38
  Net realized and unrealized loss on securities transactions         (0.34)
                                                                    -------
  Total income from investment operations                              0.04
Dividends from net investment income                                  (0.38)
                                                                    -------
Net change in net asset value                                         (0.34)
                                                                    -------
Net asset value, end of period                                      $  9.66
                                                                    =======
Total return                                                           0.42%+

Ratios/supplemental data:
  Net assets, end of period (000s)                                  $93,189
  Ratio of expenses to average net assets**                            0.83%++
  Ratio of net investment income to average net assets**               5.27%++
  Portfolio turnover                                                      6%

* For the period March 28, 1994 (commencement of operations) through December 31, 1994.

** Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.45% (annualized).

+ The total return figure listed does not include the effect of the maximum 3.00% sales charge and is not annualized.

++   Annualized.



See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
VALUESTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO

Financial Highlights

                                                                   Period Ended
                                                                   December 31,
                                                                      1994*
                                                                      -----

Net asset value, beginning of period                                $ 10.00
                                                                    -------
Income from investment operations:
  Net investment income                                                0.34
  Net realized and unrealized loss on securities transactions         (0.60)
                                                                    -------
  Total income from investment operations                             (0.26)
Dividends from net investment income                                  (0.34)
                                                                    -------
Net change in net asset value                                         (0.60)
                                                                    -------
Net asset value, end of period                                      $  9.40
                                                                    =======
Total return                                                          (2.63)%+

Ratios/supplemental data:
  Net assets, end of period (000s)                                  $86,127
  Ratio of expenses to average net assets**                            0.82%++
  Ratio of net investment income to average net assets**               4.61%++
  Portfolio turnover                                                     41%

* For the period March 28, 1994 (commencement of operations) through December 31, 1994.

** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.36% (annualized).

+ The total return figure listed does not include the effect of the maximum 3.00% sales charge and is not annualized.

++   Annualized.



See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
The Infinity Mutual Funds, Inc.:

     We have audited the accompanying statements of assets and liabilities of the ValueStar Short-Intermediate Duration Bond Portfolio and the ValueStar Tennessee Tax Exempt Bond Portfolio (two of the portfolios constituting The Infinity Mutual Funds, Inc.), including the portfolios of investments as of December 31, 1994, the related statements of operations, the related statements of changes in net assets, and the financial highlights for the period March 28, 1994 (commencement of operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ValueStar Short-Intermediate Duration Bond Portfolio and the ValueStar Tennessee Tax Exempt Bond Portfolio as of December 31, 1994, the results of their operations, the changes in their net assets, and the financial highlights for the period March 28, 1994 (commencement of operations) through December
31, 1994, in conformity with generally accepted accounting principles.

                                   KPMG Peat Marwick LLP

New York, New York
February 22, 1995
                                      B-63